As filed with the U.S. Securities and Exchange Commission on 1/8/2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22870

Stone Ridge Trust II

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Updated July 14, 2017

Item 1. Reports to Stockholders.

Annual Report

October 31, 2018

Stone Ridge Reinsurance Risk Premium Interval Fund

Shareholder Letter

“The high volatility of stock returns is common knowledge, but many professional investors seem unaware of its implications.”

- Eugene Fama (2018), Volatility Lessons

“It’s not supposed to be this easy to make so much money, especially with such remarkable consistency.”

- Foreword to Reducing the Risk of Black Swans (December 2017), referring to the S&P 500

“It’s possible to go forward with no 60/40 at all. In fact, it may even be necessary.”

- Stone Ridge 2017 Shareholder Letter

“Don’t tell me what you ‘think,’ just tell me what’s in your portfolio.”

- Nassim Taleb (2018), Skin in the Game

December 2018

Dear Fellow Shareholder:

We just passed the 10th anniversary of the discovery that Bernie Madoff was running a Ponzi scheme,1 a sobering reminder of how easy it is for any of us to believe things we want to be true. I was given an opportunity to invest in Madoff in 1998. At the time, I was running a fund with lots of excess cash and Madoff was pitched to me as a cash management tool, given its (lack of) volatility and positive mean. After seeing the cumulative return chart, I passed – due solely, and thankfully, to my training in the finance department at the University of Chicago. We just don’t get 45 degree lines in finance. In trigonometry maybe, but not in finance.

All along, there was one Madoff “game over” diligence question, hiding in plain sight. Madoff was supposedly too big for the listed options markets, which was the given reason why his trades never showed up on the tape.

So if Madoff did all of his “trading” over-the-counter (OTC), the only necessary diligence question would have been “Who are the OTC counterparties?” Just one name would have sufficed.    And we wouldn’t even have needed to ask the OTC counterparty what Madoff trades or how he trades, just that he trades.

Of course, there would have been no name because there were no trades, OTC or listed, ever.

Tragically, no one asked this simple question. We should never underestimate the power of believing things we want to be true.

Is the Equity Risk Premium Positive?

“The disease is spread by contagion. For example, consider the introduction of scurvy into French military hospitals by veterans returning from war, or the rapid spread of scurvy from one sailor to another in naval vessels.”

-

Dr. Jean-Antoine Villemin, member of the prestigious Paris Academy of Medicine, and the first to demonstrate that tuberculosis was an infectious disease, speaking in 1874 and echoing the near universal view of scurvy at the time and since the mid-1500s

[1]	For a riveting podcast on the Madoff scandal, check out The Alpha Exchange, with host Dean Curnutt interviewing Harry Markopolos, to whom I attribute the content of this section.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

“It ain’t what you don’t know that gets you into trouble. It’s what you know for sure that just ain’t so.”

- maybe Mark Twain

From the mid-1500s until about 1900, scurvy plagued the shipping industry. Generations of medical researchers frantically searched for a cure. Back then, most of the world was as convinced about how scurvy “spread” as we are today about the theory of gravity: scurvy was a communicable, germ-spread disease passed sailor to sailor over long journeys in close quarters. Unfortunately, this was also the era of hero-making scientific breakthroughs in germ-detection processes, which blinded the germ-focused researchers to the truth for centuries.

The germ-spread theory turned out to be false. We know today that scurvy is a disease caused solely by lack of vitamin C in the diet. Germs have nothing to do with it. Tragically, even in the beginning of the last century, after the diet-based “cure” for scurvy became widely accepted, many prominent infectious disease researchers kept bacteria hunting. They so strongly believed what they wanted to be true.

The story of scurvy is only one of innumerable examples throughout history in which the world was utterly convinced of something important that turned out to be false (e.g., the earth is flat, the sun revolves around the earth, smoking is not bad for you).

Today, the world is convinced that the stock market has a positive risk premium – because for 90+ years it has. The world is equally convinced that every time the stock market goes down, no matter how far or for how long, it always comes back – because for 90 years it has.

Let’s be careful with what we know for sure, that maybe just ain’t so.

First, let’s dimension uncertainty about the mean

In recent work, Nobel Prize winner Eugene Fama rigorously quantifies the substantial role luck will play in the future realized equity risk premium.2 Despite utilizing the hefty historical equity risk premium to anchor his analysis, Fama shows that negative future realized equity premiums should still occur in 1 in 4 five-year periods, 1 in 9 twenty-year periods, and 1 in 12 thirty-year periods. 1 in 12 is not low.

While Fama’s conclusion about the important role chance plays in markets is nothing new, he warns us “many professional investors seem unaware of its implications.” Let’s try the following thought experiment: how much of our future quality of life is riding on the performance of our stock portfolios over the next 30 years? What would have to change if it’s cumulatively negative?

It’s a fiduciary’s responsibility to wonder if the equity risk premium, like all risk premiums, will be the same going forward as it’s been in the past.

Price-insensitive buying

Consider the buying behavior of just one market participant, Vanguard. Over the last five years, Vanguard – with a ~50% market share of the index fund market – averaged about $300 million of net buying of U.S. stocks per day, every day, from just their two largest mutual funds and two largest ETFs.3 This doesn’t include the role of State Street, iShares, and others who, together, represent the other ~50% of the index fund market. Let’s conservatively assume that there’s been at least $500 million of net buying of U.S. stocks per day during this period from index players. Now consider the implications of the price-insensitive nature of index fund behavior. In what other industry do the largest customers say to their merchants, “I’m going to buy at least $500 million of your product per day, every day ok? You’re asking if

[2]	Fama (2018), Volatility lessons, working paper, University of Chicago Booth School of Business
[3]	Source: Vanguard

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

I want a great deal for giving you that kind of volume? Well, I appreciate you asking, but no, actually, I don’t. I’m going to show up to buy from you at your offer price, every day, no matter what your offer price is.”

While there are many factors that drive stock returns, years of unprecedented index fund net buying of the same names unquestionably helped. The market largely went straight up with bursts of “epic quiet” volatility, fueled by index funds mechanically buying every dip. Index funds provided “Corporate QE” (QE = quantitative easing), with an impact on stocks likely on par with what global Central Bank QE provided for bonds. Systemic risk lurks when the price-insensitive net buying becomes price-insensitive net selling.4

The combined effect of global central bank money printing, zero percent interest rates, and price-insensitive net buying from equity index funds makes it difficult to support the view that the future equity risk premium will be higher than it’s been in the past. Perhaps it’s the same, but common sense suggests it will be lower. Using a more conservative, but still positive, estimate for the future equity risk premium – that is, just shifting Fama’s starting point for the equity risk premium in his analysis from the historical level to something smaller – Fama’s methodology could easily show there is really a 1 in 5 chance, not 1 in 12, that the equity risk premium will be negative for future thirty-year periods. It’s prudent to re-underwrite whether we would take that kind of risk with so much of our life savings.

Unfortunately, the news for stocks gets worse.

What has really caused wealth creation in the stock market?

Since 1926, when the CRSP5 database began, there have been approximately 26,000 U.S. public companies that, collectively, have delivered about $35 trillion of wealth creation for their shareholders. So it might seem absurd to question whether the equity risk premium is positive. But let’s be precise in our use of “is” versus “was” and be extra careful about believing things we want to be true.

The evidence that stock returns exceed the risk-free return in the long term is based on broadly diversified portfolios. That is, “the market.” And, on this topic the science is, indeed, settled, if only historically. The stock market as a whole has soundly beaten Treasury bills (T-bills) since 1926. However, if instead we focus on individual stock returns, the story is more nuanced, and what the data tells us is remarkable.

In groundbreaking new work, Hendrik Bessembinder shows us that, even during the golden age of public equities these last ~90 years, the majority of individual stocks have returned less than T-bills. And this holds at every time horizon: monthly, quarterly, annually, and all the way out to cumulative lifetime returns.6 Taken together with the substantially positive historical equity risk premium, we’re forced to conclude that the entire premium itself has been driven by relatively few stocks.

How few? Bessembinder shows that an astonishing 4% of stocks explain all stock market-driven wealth creation since 1926. The other 96% are a push. Further, the majority of stocks have negative lifetime returns. And the single most common return for a public company? -100%.    Let’s pause, re-read this paragraph, and begin to consider its implications.

[4]

To highlight the fragility just below the surface, consider that this month the most liquid tool for hedging market risk, S&P 500 E-mini futures, has volume available on the best bid and offer between 2/5th and 1/20th of what was available 12 months ago.

[5]	Center for Research in Security Prices at the University of Chicago.
[6]	Hendrik Bessembinder (2018), Do stocks outperform treasury bills? Forthcoming in the Journal of Financial Economics.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

Perhaps there are no implications, and the results should be met with a shrug. Who really cares if all the gains are concentrated in a few stocks as long as one holds the entire market?i

What do we want to be true about the sign of the equity risk premium?

“The singular goal is to invest in those very few mega deals that deliver crushing returns. Anything less simply won’t move the needle.”

- Joe Dwyer, Founder Equity blog (2014), on the importance of the right tail in venture capital investing

If we double-click on Bessembinder’s 4% and look even more narrowly at only the top 25 wealth generating stocks since 1926, including names like Amazon and Microsoft, we see that those 25 – less than 1 in 1000 stocks ever to exist – account for ~30% of all stock market-driven wealth creation. We also see that the inflation-adjusted current market cap of those stocks is, on average, about 400 times larger now compared to when each first appeared in CRSP. Amazon’s and Microsoft’s ratios are about 1000x and 400x, respectively. These firms clearly achieved venture capital-style returns via public markets and those returns were available to public market investors because those companies went public with relatively modest first day market caps of $696 million and $1.9 billion, respectively.

Now, let’s examine two well-known private companies considering 2019 IPOs: Peloton and Uber. Capital markets professionals believe that the initial public market IPO valuation of each company could be $10 billion and $120 billion, respectively. Applying the 400x standard above would imply that someday Peloton would have to be a $4 trillion company and someday Uber would have to be a $48 trillion company. Both numbers are preposterous. I don’t know anyone at Uber, but I do at Peloton as I’m a shareholder, and I think Peloton is one of the best run companies in the world today. However, with all due respect to Peloton’s phenomenal executives, there is no way it’s going to be a $4 trillion company.

If we look under the hood of each firm, we will find investors who did earn more than 400x on their investments. They were the early stage investors, either via venture funds or via direct stock purchases.

So 400x returns remain available, but they have moved to the private markets. Onerous regulations, primarily Sarbanes-Oxley, but also many others, disproportionately hit small stocks, and may have contributed to the trend of the best companies, like Peloton, staying private longer – and, critically for public market investors, until they are no longer small.

An IPO is just a method of financing, period. Nothing fundamental changes overnight, post-IPO, about the quality of a firm’s products or about its relationship with its customers.

So who would go public? Only companies that have to, where “have to” is defined as a) needing the money, or b) needing to create liquidity for their early investors and/or employees who own shares.

The growth in private markets has created adverse selection in the quality of companies that go public small. Essentially, what the private markets – with a far higher bar for return on invested capital – have told small IPO companies is: “We won’t fund your growth any more, and we certainly won’t fund your early investors and/or employees cashing out. If you don’t want to go away, go public where the questions are easier and the bar for funding is much lower.”

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

Taken together, in my view, Bessembinder’s work, combined with the explosion in private markets and the resulting elimination of the “right tail” (i.e., 400x) for individual stock public market returns – the entire source of the historical equity risk premium – drives a stake through the heart of public equities as an asset class.

Too good to be true?

While the empirical analysis is compelling, it’s unnecessary. We can combine the parable of “The Emperor’s New Clothes” with the lessons from Madoff and briefly review certain aspects of the public equity market:

We get to make on average 4-6% annualized excess return in a trade everyone knows about, with limitless capacity and tax-free compounding, and we get the exposure permanently for free with a single mouse click? And we can invest without fear because if our positions go down, regardless of how much, all we have to do is be patient and they will always come back?

Perhaps what’s above should start with “Once upon a time…”? It sounds like a magic money tree more fitting a Hans Christian Andersen story than as the prime driver of folks’ future ability to retire and stay retired with dignity. Public equities are the most crowded trade in capital markets today, with an unrelenting gusher of price insensitive money rushing in (for now). Is there another asset class whose owners feel a stronger sense of entitlement to positive, long-term returns?

Public equities no longer pass the smell test because a free and limitless return-generating mechanism that delivers a 4-6% annual risk premium means that it’s too easy to make too much money with no work. Nothing in life that good is that easy. When the 4-6%7 equity risk premium was available, it wasn’t clear that was the size of the premium. Realized risk premiums are only obvious in hindsight.

Let’s see what happens in the coming decades. For investors with substantial public equity allocations, it’s appropriate to re-assess the retirement lifestyle impact if what they currently believe about the public equity risk premium turns out not to be true.

I interpret Bessembinder’s work to suggest that the likely sign of the equity risk premium is not statistically positive going forward and, at best, the equity risk premium is much smaller now than it has been historically. As a practical matter, in light of the substantial uncertainty around the estimate of the true mean excess return of the overall market, a 50% public equities allocation – common in the wealth management industry – is too high.8 Prudent risk management requires that the more uncertain we are about future expected excess return of any asset class, the more conservative (i.e., truly diversified) of an allocation we should have. Simply put, let’s not keep 50% of our eggs in one basket, if our future depends on those eggs.

In light of the unmeasurable model uncertainty inherent in all areas of the capital markets, my personal investing rule is that nothing – literally nothing no matter what – deserves more than a 10% allocation. For my own life savings I find anything more concentrated too risky.

[7]	Equity risk premium estimate from Damodaran, A., “Equity Risk Premiums (ERP): Determinants, Estimation and Implications – The 2018 Edition”, Stern School of Business, working paper.
[8]

“Don’t tell me what you think, tell me what’s in your portfolio”: I have zero net market exposure to public equities. Having said that, based on our best available shareholder information, I am by far the largest end investor of the Elements funds, which I beta hedge to zero net market exposure. In the realm of public equities, I only want long-term exposure to the “Elements” (i.e., the factors). For those who do want net long public equities exposure, I believe systematically tilting towards the riskier names and paying zero management fees should be non-negotiables.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

Skin in the Game at Stone Ridge

The profound, and unavoidable, implications of model uncertainty surface an important motivational element of what caused me to start Stone Ridge in the first place: to help our investors and our employees (including me) truly diversify and therefore de-risk the path to and through retirement. We take the “buy the market” philosophy of a firm like Vanguard, marry it with the patient “m choose n” execution innovation of a firm like Dimensional Fund Advisors (DFA), and apply it to what we believe to be valuable and diversifying asset classes where it hasn’t been applied before.

However, our core original innovation is to create funds that systematically tap into the business profits and losses, not capital market returns, of globally important risk transfer services.

At the firm’s inception, we contrasted the equity risk premium with the reinsurance risk premium as proxied by the Swiss Re Index (SRI) of catastrophe (“cat”) bonds. Back in 2012, fund returns data suggested to us that it would be very easy to replicate the S&P 500 and very hard, but potentially extremely valuable, if we could replicate the SRI. In practice, to match the SRI one would have to obtain and maintain the benchmark exposures to each bond, each with extremely limited capacity, especially in the primary issuance market, which is when the index “buys” its bonds. And building a cat bond portfolio is only possible bond by bond, not with a click.

Fast forward to the July 2013-November 2018 period, the fully invested timeframe of our first fund – the Stone Ridge High Yield Reinsurance Risk Premium Fund (ticker: SHRIX) – designed to track the SRI net of its fees. During this 5+ year period, the no-fee, no-transaction cost, non-investable Swiss Re index was valuable indeed, “returning” 29.3% with no correlation to anything (note: this compares to the Barclays Agg’s return of 11.5%). Of the eight Eurekahedge ILS index reinsurance funds with “cat bond” in their name, the median cumulative net return has been 15.5%, and the 75th percentile fund returned 19.4%. During this same period, SHRIX returned 29.9% net. The reinsurance risk premium, and particularly the Stone Ridge approach, which uniquely accesses the limited market in catastrophe bonds via maniacal focus on primary issuance – sharply limiting its capacity – passes the smell test.9

Since we launched that first Stone Ridge fund, we’ve tirelessly sought innovation, though the vast majority of our collective work just isn’t good enough and ends up on the cutting room floor. Having said that, additional alternative franchises – a whopping two in the subsequent five years – have met our standards as anti-fad, possessing what we believe to be a materially positive risk premium, truly diversifying to each other and, critically, to stocks and bonds. We are honored to now be responsible for $14 billion of our investors’ and our employees’ life savings.

Inspired by Taleb’s “Don’t tell me what you ‘think’, just tell me what’s in your portfolio” morality, the team at Stone Ridge has skin in the game. In 2018, I personally shouldered the largest losses in SRRIX and AVRPX of any Stone Ridge fund investor (and the largest gains in LENDX). In my view, if you give an opinion and someone follows it, you must be exposed to its consequences. And it has to be real exposure, not window dressing.

At Stone Ridge, our code is symmetry with our investors, having a share of the harm, and paying a material financial penalty if something goes wrong, regardless of the cause (the opposite of Wall Street executives during the credit crisis). And although nothing “went wrong” in 2018 in the intellectual sense that successful risk premium investing requires occasional rough years – which must be unpredictable else there would be no risk premium in the first place – something certainly “went wrong” in the actual sense, the only sense that matters: we lost money.

[9]

Relatedly, in proprietary research available on request, a mimicking portfolio of quota shares returned ~1.5%/year over cat bonds due to higher levels of diversification which facilitate higher levels of structural leverage inherent in a reinsurer’s business model, and therefore a quota share. In addition, quota shares, especially with the globally leading reinsurers (i.e., the best underwriters with the lowest loss ratios) are far harder to source, structure, evaluate, and risk manage than cat bonds.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

I lead from the front and share the pain as a matter of justice and honor. Alongside me, with locked arms, every Stone Ridge employee invests in every strategy at full fees. Skin in the game keeps hubris in check.

The Law of Practice

While nothing in investing is easy or obvious, when you source priced risks, returns are reliably positive on average, but unpredictable over any particular interval. Some years are great, others can hurt – it is simply a function of when the intentional risk bearing pays off. Yet many investors try to time the market, an expensive and dangerous pursuit.

Why is succumbing to market timing prevalent among so many (but certainly far from all) investors? Perhaps because it’s in our nature to think we’re exceptional. It’s hard wired in our brains as a component of evolutionary survival. 90% of us think we’re above average drivers and 25% of us think we’re in the top 1%. And we especially don’t like to think of ourselves as passive or static when something is not going as we hoped. Instead, we want to “do something!” Unfortunately, in investing, confusing strategy with outcome is hazardous to our wealth.

Getting the sign and magnitude of the risk premium right and then staying in the trade – patiently and at times uncomfortably – is, in our view, the right thing for long-term wealth creation and the only way to earn the average.

We don’t generally associate inactivity with practice, but maintaining a target asset allocation each year is active and it does require practice. Every decision is an active decision, including a decision not to change. Practice is such a powerful thing that it doesn’t have the ability to discriminate between what is good for you and what is not. If you practice negative habits that are not conducive to your growth, you will become really good at those negative habits. If you practice positive habits that are conducive to your growth you will become really good at those positive habits.

Whatever it is you practice is that which you become good at. That’s the immutable Law of Practice.

However, just because something is simple doesn’t mean it’s easy. Staying in the trade and seeking to earn the average requires patience, discipline, and an ability to mentally manage substantial uncertainty – for an uncertain period of time. While not everyone can do that, the motivation to develop this practice is clear, as the ability to handle uncertainty is directly proportional to the quality of the long-term outcome that can be generated (i.e., the quality of your life). There are no shortcuts or magic pills.

People and societies that can delay gratification – and manage the associated uncertainty along the way – end up controlling the vast majority of capital accumulation and enjoying the vast majority of health and prosperity. It’s the most powerful source of life inequality.

The Stone Ridge Network

We have enough humility at Stone Ridge to avoid the need for complexity in product development and enough focus to say no to almost 100% of the opportunities that come our way. Our kindness has attracted the Stone Ridge Network who, like us, prefer the path of simple things properly done.

Comprised of 100+ of the leading RIAs in the U.S. who each invest across multiple Stone Ridge products, the RIAs in the Stone Ridge Network create value for each other. The most recent example: Flourish Cash.ii Flourish Cash currently offers a 2.3% annual percentage yield (APY)iii on cash held at its program

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

banks, with that cash eligible for up to $6 million of FDIC insurance per two-person household.iv Since launch earlier this month, it’s averaged 40% growth, per day, an utterly unsustainable pace, but one I believe will stay brisk.

What made Flourish Cash possible was an observation about the “CAC” (customer acquisition cost) of retail deposits at banks: it costs a bank $1500-$2000 to acquire a retail depositor and far more to acquire a high net worth retail depositor.10

In contrast, the Flourish Cash team, powered by the Stone Ridge Network, can provide a single source of thousands of high net worth retail depositors for each of the Flourish Cash program banks, CAC-free. These CAC-free deposits from Flourish Cash customers are so valuable that the banks offer those customers a higher yield. These banks are not non-profits. It’s all about their CAC, and not paying it, which is all about the Stone Ridge Network.

I’m old enough to remember when cash was an asset class, as it is again today. RIAs who win the future will be as forward thinking about their cash management practices as they are today about their alternative asset management practices. Basically anything that’s not stocks and bonds will be needed as a critical enhancement to the RIA arsenal. Cash is now just another uncorrelated alternative.

My Mom

As some of you know, my mother passed earlier this year. This is my first New Year’s without her. It stinks. A parent passing is something we each process differently and my father passing over six years ago was the animating spark that caused me to start Stone Ridge. However, when my mom passed this year there was no such spark. For me, a second parent passing was another thing altogether and I unfortunately learned that a second parent passing for an only child comes with its own set of trials. While I now feel mostly back to myself, I still really miss my mom.

In honor of my mom this holiday season, I’d like to share something she told me just a few weeks before she passed. She said, “Whenever you talk to someone, be prepared to be amazed. I am, and I’m never disappointed. You can do the same thing. Whether it’s a teammate, a client, a child, a parent or a spouse: listen and be prepared to be amazed.”

Is it any wonder I’m endlessly grateful for my mom?

So over this holiday season, please put down that piece of plastic and glass you are addicted to stroking. Technology is a wonderful thing, but only if you are in charge of it. Give your family your undivided attention. In conversation today, do not think about what you are going to say next. Just listen. Listening equals love. And be prepared to be amazed.

On behalf of Stone Ridge, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year. We look forward to serving you again in 2019.

Warmly,

Ross L. Stevens

Founder and CEO

[10]	https://tearsheet.co/data/why-customer-acquisition-is-so-difficult-for-financial-startups/

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

ENDNOTES

i Bessembinder’s work also has profound implications for active management of equities.    The 4% result means that a bet on any particular active manager reduces to a bet that that manager can identify enough of the 4% wealth-creating stocks in advance, because the market portfolio, by definition, contains them. The bar, then, is not “beat the market,” rather it’s “don’t miss too many of the 4%.” How important are the 4%? Consider that a) missing only the top 25 wealth generating stocks out of the ~26,000 U.S. stocks to ever exist (so less than 1 in 1000), and b) not holding those 25 since their inception in CRSP (an impossible task without time travel), would have incurred an opportunity cost of almost a third of the cumulative wealth generated by owning the entire U.S. stock market the last 90 years.

How likely is it that an active manager will own enough of the 4%? Or the 25? Consider the fact that the typical active mutual fund manager holds 65 stocks and decide (Kacperczyk, M., Sialm C., Zheng L., (2006). On the industry concentration of actively managed equity mutual funds. Journal of Finance 60 1983–2011).

Some market observers suggest that individual stock return dispersion is needed for active managers to outperform, and that some market environments are “better” for active management than others. Bessembinder shows this is nonsense. The pool active managers need to fish in, the 4% or the 25, is vanishingly small, likely impossible to identify in advance, and almost certainly institutionally impossible to stick with through the inevitable drawdowns along the way.

But the news gets worse for active management, because the percentage of stocks beating T-bills has been dropping. Precipitously. In the first five decades of the last ~90 years, the average decade saw 70% of public equities beating T-bills, while in the average decade of the last 40 years 38% of stocks beat T-bills – and in none of the last four decades did the typical stock beat T-bills.

However, the final stake through the heart of active management is not a comparison of stocks to T-bills. It’s a comparison of stocks to the overall market. In each of the last four decades, only a quarter of stocks beat the market on average, ranging from a low per decade of 21% to a high of 33%. Bessembinder shows us that the active management fishing pool is way too tiny. It’s unrealistic to think that any manager, especially one identifiable in advance, is skilled enough to own enough of the 25% market beating stocks over a decade vs. the losing 75%. No wonder active management underperforms: it’s hopeless. The data supports what we know intuitively: alpha and luck are synonyms.

Disclosures relating to Flourish Cash

ii Flourish Cash is a service offered by Stone Ridge Securities LLC, a registered broker-dealer and FINRA member firm. Flourish Cash is currently available via invitation only and is currently available only in certain states, and this letter is not an invitation or solicitation to open an account. Stone Ridge Securities LLC is an affiliate of Stone Ridge Asset Management LLC. Stone Ridge Asset Management LLC does not provide any services, including investment advisory services, in connection with Flourish Cash and does not provide any guarantees or financial support to Flourish Cash accounts. The cash balance in a Flourish Cash account is swept from a brokerage account at Stone Ridge Securities LLC to deposit account(s) at one or more third-party banks that have agreed to accept deposits from customers of Stone Ridge Securities LLC (“program banks”). The accounts at program banks pay a variable rate of interest.

iii The Annual Percentage Yield (APY) displayed here is effective as of 12/27/2018. This APY is variable and may change at any time. The current APY for Flourish Cash is available at www.flourish.com.

iv The cash balance in a Flourish Cash account that is swept to one or more Program Banks is eligible for Federal Deposit Insurance Corporation (“FDIC”) insurance, subject to FDIC rules, including FDIC aggregate insurance coverage limits. FDIC insurance will not be provided until the funds arrive at the program bank. There are currently 6 program banks available to accept deposits, making customers eligible for up to $1,500,000 of FDIC insurance for individual accounts ($250,000 for each of the 6 program banks) and up to $3,000,000 of FDIC insurance for joint accounts with two owners ($500,000 for each of the 6 program banks). The total FDIC coverage for a two-person household is calculated assuming that each household member has an individual account and that both household members share a joint account. Although Flourish Cash is offered through a brokerage account and cash held in brokerage accounts often has the benefit of SIPC protection, until such time as Stone Ridge Securities LLC offers securities products, customers likely will not have the benefit of SIPC protection for cash held in their Flourish Cash account. Further, SIPC protection is not available for any cash held at the program banks. The investment Funds described in this letter are separate from Flourish Cash, and such Funds are (i) not insured by the FDIC; (ii) not deposits or other obligations of any FDIC-insured financial institution and are not guaranteed by any FDIC-insured financial institution; and (iii) subject to investment risks, including possible loss of the principal invested.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

RISK DISCLOSURES

The Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”), the Stone Ridge Reinsurance Risk Premium Interval Fund (“SRRIX” and, together with the High Yield Reinsurance Fund, the “Reinsurance Funds”), the Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”), the Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund” and, together with the U.S. Large Cap VRP Fund and the U.S. Small Cap VRP Fund, the “U.S. VRP Funds”), the Stone Ridge International Developed Markets Variance Risk Premium Fund (the “Developed Markets VRP Fund”), the Stone Ridge Global Equity Variance Risk Premium Master Fund (the “Global VRP Master Fund” and, together with the Developed Markets VRP Fund, the “International VRP Funds”) and the Stone Ridge All Asset Variance Risk Premium Fund (“AVRPX” and, together with the U.S. VRP Funds and the International VRP Funds, the “VRP Funds,” and the Reinsurance Funds and the VRP Funds, collectively, the “Funds” and, each, a “Fund”), and the Elements Portfolios (which consist of the Elements U.S. Portfolio (“ELUSX”), Elements U.S. Small Cap Portfolio (“ELSMX”), Elements International Portfolio (“ELINX”), Elements International Small Cap Portfolio (“ELISX”), and Elements Emerging Markets Portfolio (“ELMMX”) (collectively, the “Portfolios,” and each a “Portfolio”)), are generally sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors (as described in the relevant prospectus). Investors should carefully consider the Funds’ and the Portfolios’ risks and investment objectives, as an investment in the Funds and/or the Portfolios may not be appropriate for all investors and the Funds and the Portfolios are not designed to be a complete investment program. There can be no assurance that the Funds and/or the Portfolios will achieve their investment objectives. An investment in the Funds and/or the Portfolios involves a high degree of risk. It is possible that investing in a Fund and/or a Portfolio may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund and/or a Portfolio, an investor should read the discussion of the risks of investing in the Fund and/or a Portfolio in the relevant prospectus.

As of 12/26/2018, ELUSX holds positions in Amazon and Microsoft, which represent 1.49% and 0.12%, respectively, of ELUSX’s total assets. Holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investing in funds involves risks. Principal loss is possible.

The VRP Funds may invest in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, swaps, swaptions, and other exchange-traded and over-the-counter derivatives contracts. The VRP Funds may invest in derivatives to generate income from premiums, for investment purposes, and for hedging and risk management purposes. A VRP Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying references involves the risk that, if the volatility of the underlying references is greater than expected, the VRP Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk.

The equity securities of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. The equity securities of large-capitalization companies can perform differently from other segments of the equity market or the equity market as a whole and they may be less flexible in evolving markets or unable to implement changes as quickly as their smaller counterparts. Direct or indirect investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including differences in accounting, auditing and financial standards; less government supervision and regulation; currency risk; risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments; less publicly available information; less volume in foreign markets; and increased costs of transacting in foreign markets. These risks are heightened in emerging markets.

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Sponsors of reinsurance-related securities typically provide risk analytics and statistics at the time of issuance that typically include model results.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, a Fund may lose a portion or all of its investment in such security. Such losses may be substantial. The reinsurance-related securities in which the Funds invest are considered “high yield” or “junk bonds.”

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

SHRIX and SRRIX may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, each of SHRIX and SRRIX will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, each of them may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. These risks are greater in emerging markets.

A Fund (or its subsidiaries) may obtain financing to make investments and may obtain leverage through derivative instruments that afford the Fund economic leverage. Therefore, the Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying reference instruments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. This risk is enhanced for SHRIX and SRRIX because they invest substantially all their assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh SHRIX’s or SRRIX’s investment and result in significant losses to the relevant Fund.

Economic, political, and issuer-specific events will cause the value of securities, and the Portfolio that owns them, to rise or fall. Because the value of your investment in a Portfolio will fluctuate, you may lose money, even over the long term. Securities of smaller companies are often less liquid than those of larger companies, and smaller companies are generally more vulnerable to adverse business or economic developments and may have more limited resources. Foreign securities prices may decline or fluctuate because of economic or political actions of foreign governments and/or less regulated or liquid securities markets and may give rise to foreign currency risk. Securities of companies that exhibit other factors such as value, momentum or quality may be riskier than securities of companies that do not exhibit those factors, and may perform differently from the market as a whole. If a Portfolio uses derivatives, such Portfolio will be directly exposed to the risks of that derivative, including the risk that the counterparty is unable or unwilling to perform its obligations. Derivatives are subject to a number of additional risks, including risks associated with liquidity, interest rates, market movements and valuation. Securities lending and similar transactions involve the risk that the counterparty may fail to return the securities in a timely manner or at all and that the value of collateral securing a securities loan or similar transaction falls.

The Funds and the Portfolios may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund or a Portfolio would like, at the price that a Fund or a Portfolio believes the security is currently worth, or without significantly changing the market value of the security.

Each Fund and each Portfolio intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. A Fund’s and a Portfolio’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ and certain of the Portfolios’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s and a Portfolio’s ability to qualify for such treatment.

If, in any year, a Fund or a Portfolio were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund or the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

For additional risks, please refer to the relevant prospectus and statement of additional information.

SHRIX and each of the Portfolios is classified as non-diversified under the 1940 Act. Accordingly, each such Fund and Portfolio may invest a greater portion of its assets in the securities of a single issuer than if it were a diversified fund, which may subject such Fund or Portfolio to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Each of the High Yield Reinsurance Fund, the U.S. VRP Funds, the International VRP Funds and the Portfolios is an open-end management investment company. Each of SRRIX and AVRPX is a closed-end management investment company.

Diversification does not assure a profit or protect against a loss in a declining market.

Each of AVRPX and SRRIX has an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares. Repurchase offers are currently expected to be 5% for SRRIX and 10% for AVRPX. In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Funds’ shares are not listed and the Funds do not currently intend to list their shares for trading on any national securities exchange; the shares are, therefore, not marketable, and you should consider the shares to be illiquid.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund or Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-609-3680.

Standardized returns as of most recent quarter-end (09/30/18): for VRLIX 1Yr=3.63%, 5Yr=7.05%, since inception(5/1/2013)= 7.39%; for VRSIX 1Yr=6.93%, 5Yr=5.34%, since inception(5/1/2013)=6.52%; for VRFIX 1Yr=2.43%, since inception(2/11/14)= 3.34%; for VRGIX 1Yr=3.19%, since inception(11/14/2014)= 4.05%; for VRPIX 1Yr=4.56%, 5Yr=6.33%, since inception(5/22/2013)= 6.76%; for SHRIX 1Yr=8.62%, 5Yr=4.80%, since inception(2/1/2013)=5.02%; for SRRIX 1Yr=2.43%, since inception(12/9/2013)= 3.13%; for AVRPX 1Yr=-3.76%, since inception(4/2/2015)= 4.62%; for ELUSX 1Yr=18.11%, since inception (3/31/17)= 16.08%; for ELSMX 1Yr=14.18%, since inception (3/31/17)= 13.27%; for ELINX 1Yr=1.71%, since inception(4/28/17)= 7.78%; for ELISX 1Yr=0.53%, since inception (4/28/17)= 8.95%; for ELMMX 1Yr=1.13%, since inception (5/31/17)= 5.87%. As of 09/30/18, 30-day SEC yield: SHRIX 4.57%; SRRIX 0.00%. Results for the Funds and the Portfolios are annualized; all Fund and Portfolio returns reflect the reinvestment of dividends and other earnings and are net of fees and expenses. Results for the Elements Portfolios reflect waivers of all of the Portfolios’ investment management fees and partial reimbursement of expenses by the Adviser. The Adviser has contractually agreed to waive its management fee entirely through September 30, 2021 and to pay or otherwise bear operating expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolios to 0.15% (for ELUSX and ELSMX) or 0.20% (for ELINX, ELISX and ELMMX) for the period from September 28, 2018 through September 30, 2019. Fee waiver and expense reimbursement may be discontinued in whole or in part after such dates. In the absence of fee waivers and reimbursements, returns for the Portfolios would have been lower.

Standardized index returns as of most recent quarter-end (9/30/18): for Barclays Aggregate Bond Index, 1Yr = -1.22%, 5Yr=2.16%, 10Yr=3.64%.

Total Annual Fund Operating Expenses as disclosed in the most recent prospectus: for SRRIX, 2.40%; for VRPIX, 1.65%; for ELUSX, 0.52%; for ELSMX, 0.77%; for ELINX, 0.78%; for ELISX, 1.13%; for ELMMX, 1.03%. Total Annual Fund Operating Expenses before fee waiver and/or expense reimbursement/(recoupment) as disclosed in the most recent prospectus: for SHRIX, 1.81%; for VRLIX, 1.55%; for VRSIX, 1.77%; for VRFIX, 2.07%; for VRGIX, 2.05%; for AVRPX, 2.76%. Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement/(recoupment) as disclosed in the most recent prospectus: for SHRIX, 1.77%; for VRLIX, 1.57%; for VRSIX, 1.64%; for VRFIX, 1.87%; for VRGIX, 1.95%; for AVRPX, 2.78%. Please see the financial highlights section of each Fund’s and each Portfolio’s shareholder report for more recent Fund Operating Expenses.

Information furnished by others, upon which all or portions of the information contained herein is based, is from sources believed to be reliable. Stone Ridge makes no representation as to the accuracy, adequacy or completeness of such information and it has accepted the information without further verification.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment decision. Opinions expressed are subject to change at any time, and are not guaranteed and should not be considered investment advice.

The Funds’ and Portfolios’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company. You can obtain an additional copy of the Funds’ and the Portfolios’ most recent periodic reports and certain other regulatory filings by calling 855-609-3680 or visiting www.stoneridgefunds.com for the Funds and www.elementsfunds.com for the Portfolios. The Funds’ and the Portfolios’ prospectuses, which include a statement of additional information, can be found by visiting:

Stone Ridge High Yield Reinsurance Risk Premium Fund1: Prospectus and SAI

Stone Ridge Reinsurance Risk Premium Interval Fund2: Prospectus and SAI

Stone Ridge Post-Event Reinsurance Fund2: Prospectus and SAI

Stone Ridge U.S. Large Cap Variance Risk Premium Fund, Stone Ridge U.S. Small Cap Variance Risk Premium Fund, Stone Ridge U.S. Variance Risk Premium Master Fund, Stone Ridge International Developed Markets Variance Risk Premium Fund, and Stone Ridge Global Equity Variance Risk Premium Master Fund1: Prospectus and SAI

Stone Ridge All Asset Variance Risk Premium Fund2: Prospectus and SAI

Elements Portfolios1: Prospectus and SAI

1Open-end fund, 2Closed-end interval fund

The prospectuses should be read carefully before investing.

The Stone Ridge Funds and the Portfolios are distributed by ALPS Distributors, Inc. SRG000767. Exp 12/28/2019.

Stone Ridge Funds	Annual Report	October 31, 2018

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2018 (Unaudited)

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND PORTFOLIO ALLOCATION BY YEAR OF SCHEDULED MATURITY

2018	$ 90,261,645	1.5%

2019	115,970,625	2.0%

2020	226,152,480	3.8%

2021	227,629,219	3.8%

2022	185,184,856	3.1%

2023	180,734,244	3.0%

2024	7,728,618	0.1%

Not Applicable(1)	4,591,966,723	76.8%

Other(2)	350,114,055	5.9%
	$5,975,742,465

(1)	Preference shares and private fund units do not have maturity dates.
(2)	Cash, cash equivalents, short-term investments and other assets less liabilities.

FUND PERFORMANCE DATA (Unaudited)

Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2018)
	1-Year Period Ended 10/31/2018	Since Inception (12/9/13)
Stone Ridge Reinsurance Risk Premium Interval Fund	0.10%	2.96%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.68%	0.56%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Stone Ridge Reinsurance Risk Premium Interval Fund is designed to capture the reinsurance risk premium by investing in a broad set of reinsurance-related securities. For the twelve months ended October 31, 2018 the Fund’s total return was 0.10%. The Fund’s performance is largely based on the occurrence or non-occurrence of natural or non-natural catastrophe events or other loss events around the world, which impact the performance of reinsurance-related securities. The Fund’s exposures span many different regions and types of events covered. There were a number of natural and non-natural catastrophes around the world (most significantly Hurricanes Florence and Michael, Typhoon Jebi and other typhoons in Asia, and wildfires in California), along with deterioration in estimates for ultimate losses for events in prior periods, that negatively impacted many of the Fund’s risk exposures, and, therefore, negatively impacted Fund performance.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
EVENT LINKED BONDS - 9.8%
Global - 4.2%
Earthquake - 0.1%
Acorn Re 2018-1 Class A (3 Month LIBOR USD + 2.750%), 11/10/2021 (a)(b)(c)(d) (Cost: $6,413,000; Original Acquisition Date: 07/03/2018)	$6,413,000	$6,408,190

Mortality/Longevity - 0.1%
IBRD CAR 111-Class A (6 Month LIBOR USD + 6.900%), 07/15/2020 (a)(b)(c)(d) (Cost: $5,034,000; Original Acquisition Date: 06/28/2017)	5,034,000	5,053,381
IBRD CAR 112-Class B (6 Month LIBOR USD + 11.500%), 07/15/2020 (a)(b)(c)(d) (Cost: $629,000; Original Acquisition Date: 06/28/2017)	629,000	586,322

		5,639,703

Multiperil - 3.3%
Atlas IX 2015-1 (3 Month LIBOR USD + 7.880%), 01/07/2019 (a)(b)(c)(d) (Cost: $10,083,668; Original Acquisition Date: 02/05/2015)	10,081,000	7,055,692
Atlas IX 2016-1 (3 Month LIBOR USD + 7.590%), 01/08/2020 (a)(b)(c)(d) (Cost: $15,227,016; Original Acquisition Date: 02/15/2017)	14,802,000	14,841,965
Galilei Re 2017-1 Class A-2 (6 Month LIBOR USD + 13.880%), 01/08/2021 (a)(b)(c)(d) (Cost: $5,250,000; Original Acquisition Date: 12/21/2016)	5,250,000	5,284,650
Galilei Re 2017-1 Class C-2 (6 Month LIBOR USD + 6.530%), 01/08/2021 (a)(b)(c)(d) (Cost: $16,000,000; Original Acquisition Date: 12/21/2016)	16,000,000	16,144,800
Galilei Re 2017-1 Class D-2 (6 Month LIBOR USD + 5.450%), 01/08/2021 (a)(b)(c)(d) (Cost: $8,000,000; Original Acquisition Date: 12/21/2016)	8,000,000	8,072,000
Galileo Re 2016-1 Class A (T-BILL 3MO + 13.510%), 01/08/2019 (a)(b)(c)(d) (Cost: $4,382,000; Original Acquisition Date: 01/20/2016)	4,382,000	4,388,573
Galileo Re 2016-1 Class B (T-BILL 3MO + 8.940%), 01/08/2019 (a)(b)(c)(d) (Cost: $4,382,000; Original Acquisition Date: 01/20/2016)	4,382,000	4,399,966

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 3.3% (continued)
Galileo Re 2016-1 Class C (T-BILL 3MO + 6.870%), 01/08/2019 (a)(b)(c)(d) (Cost: $4,383,000; Original Acquisition Date: 01/20/2016)	$4,383,000	$4,395,492
Galileo Re 2017-1 Class B (3 Month LIBOR USD + 17.500%), 11/06/2020 (a)(b)(c)(d) (Cost: $1,676,000; Original Acquisition Date: 10/30/2017)	1,676,000	1,716,643
Kendall Re 2018-1 Class A (3 Month LIBOR USD + 5.250%), 05/06/2021 (a)(b)(c)(d) (Cost: $1,604,000; Original Acquisition Date: 04/19/2018)	1,604,000	1,603,599
Kilimanjaro Re 2015-1 Class E (T-BILL 3MO + 6.750%), 12/06/2019 (a)(b)(c)(d) (Cost: $2,980,971; Original Acquisition Date: 05/06/2016)	2,966,000	3,003,965
Kilimanjaro Re II 2017-1 Class A-1 (6 Month LIBOR USD + 9.490%), 04/20/2021 (a)(b)(c)(d) (Cost: $13,834,000; Original Acquisition Date: 04/06/2017)	13,834,000	13,923,921
Kilimanjaro Re II 2017-1 Class B-1 (6 Month LIBOR USD + 7.140%), 04/20/2021 (a)(b)(c)(d) (Cost: $28,325,367; Original Acquisition Date: 04/06/2017)	28,259,000	28,510,505
Kilimanjaro Re II 2017-1 Class C-1 (6 Month LIBOR USD + 5.720%), 04/20/2021 (a)(b)(c)(d) (Cost: $19,028,677; Original Acquisition Date: 04/06/2017)	18,973,000	19,189,292
Kilimanjaro Re II 2017-2 Class A-2 (6 Month LIBOR USD + 9.490%), 04/21/2022 (a)(b)(c)(d) (Cost: $5,929,000; Original Acquisition Date: 04/06/2017)	5,929,000	5,967,242
Kilimanjaro Re II 2017-2 Class B-2 (6 Month LIBOR USD + 7.140%), 04/21/2022 (a)(b)(c)(d) (Cost: $8,893,000; Original Acquisition Date: 04/06/2017)	8,893,000	8,931,685
Kilimanjaro Re II 2017-2 Class C-2 (6 Month LIBOR USD + 5.720%), 04/21/2022 (a)(b)(c)(d) (Cost: $6,640,000; Original Acquisition Date: 04/06/2017)	6,640,000	6,737,940
Loma Re 2013-1 Class C (T-BILL 3MO + 0.500%), 01/08/2019 (a)(b)(c)(d) (Cost: $1,739,000; Original Acquisition Date: 12/20/2013)	1,739,000	869,500

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT		FAIR VALUE
Multiperil - 3.3% (continued)
Northshore Re 2018-1 Class A (3 Month LIBOR USD + 7.700%), 07/08/2022 (a)(b)(c)(d) (Cost: $2,803,000; Original Acquisition Date: 07/02/2018)		$2,803,000	$2,825,844
Queen Street Re XII (6 Month LIBOR USD + 5.250%), 04/08/2020 (a)(b)(c)(d) (Cost: $6,537,000; Original Acquisition Date: 05/13/2016)		6,537,000	6,643,226
Resilience Re Series 1711A 1.901%, 12/31/2020 (a)(d)(e)(f)(g) (Cost: $8,009,329; Original Acquisition Date: 02/06/2017)		25,000,000	4,161,746
Resilience Re Series 1741A 1.694%, 05/01/2019 (a)(d)(e)(f)(g) (Cost: $205,044; Original Acquisition Date: 04/10/2017)		75,000,000	207,699
Resilience Re Series 1811A 7.156%, 01/08/2019 (a)(d)(e)(f)(g) (Cost: $4,599,255; Original Acquisition Date: 02/15/2018)		4,675,000	4,655,814
Resilience Re Series 1841A 10.059%, 04/08/2019 (a)(d)(e)(f)(g) (Cost: $14,342,997; Original Acquisition Date: 04/04/2018)		15,000,000	14,834,226
Riverfront Re 2017-1 Class A (T-BILL 3MO + 4.720%), 01/15/2021 (a)(b)(c)(d) (Cost: $9,196,662; Original Acquisition Date: 05/23/2017)		9,212,000	9,300,896

			197,666,881

Other - 0.6%
Horse Capital I DAC Class A (3 Month EURIBOR + 4.000%), 06/15/2020 (a)(b)(c)(d) (Cost: $6,052,186; Original Acquisition Date: 12/14/2016)	EUR	5,750,000	6,549,825
Horse Capital I DAC Class B (3 Month EURIBOR + 6.250%), 06/15/2020 (a)(b)(c)(d) (Cost: $4,736,493; Original Acquisition Date: 12/14/2016)		4,500,000	5,133,086
Horse Capital I DAC Class C (3 Month EURIBOR + 12.000%), 06/15/2020 (a)(b)(c)(d) (Cost: $16,292,416; Original Acquisition Date: 12/14/2016)		14,750,000	16,895,281

	PRINCIPAL AMOUNT		FAIR VALUE
Other - 0.6% (continued)
Operational Re 5.500%, 04/08/2021 (a)(c)(d)(e) (Cost: $10,043,897; Original Acquisition Date: 05/19/2016)	CHF	9,953,000	$10,028,301

			38,606,493

Windstorm - 0.1%
IBRD CAR 114-Class B (6 Month LIBOR USD + 9.300%), 12/20/2019 (a)(b)(c)(d) (Cost: $2,116,000; Original Acquisition Date: 07/24/2017)		$2,116,000	2,143,190
IBRD CAR 115-Class C (6 Month LIBOR USD + 5.900%), 12/20/2019 (a)(b)(c)(d) (Cost: $1,481,000; Original Acquisition Date: 07/24/2017)		1,481,000	1,480,482

			3,623,672

			251,944,939

Japan - 0.2%
Earthquake - 0.2%
Kizuna Re II 2018-1 Class B (T-BILL 3MO + 2.500%), 04/11/2023 (a)(b)(c)(d) (Cost: $388,000; Original Acquisition Date: 03/16/2018)		388,000	393,451
Nakama Re 2014-2 Class 1 (T-BILL 3MO + 2.125%), 01/16/2019 (a)(b)(c)(d)(h) (Cost: $1,000,000; Original Acquisition Date: 01/15/2015)		1,000,000	1,000,700
Nakama Re 2014-2 Class 2 (T-BILL 3MO + 2.875%), 01/16/2020 (a)(b)(c)(d)(h) (Cost: $825,593; Original Acquisition Date: 09/19/2017)		819,000	828,500
Nakama Re 2016-1 Class 2 (6 Month LIBOR USD + 3.250%), 10/13/2021 (a)(b)(c)(d)(h) (Cost: $10,170,000; Original Acquisition Date: 09/21/2016)		10,170,000	10,324,076

			12,546,727

Windstorm (i) - 0.0%
Aozora Re 2016-1 A (6 Month LIBOR USD + 2.240%), 04/07/2020 (a)(b)(c)(d)(h) (Cost: $2,101,000; Original Acquisition Date: 03/23/2016)		2,101,000	2,105,938

			14,652,665

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
United States - 5.4%
Earthquake - 0.9%
Golden State Re II 2014-1 Class A (T-BILL 3MO + 2.200%), 01/08/2019 (a)(b)(c)(d)(h) (Cost: $5,400,000; Original Acquisition Date: 09/10/2014)	$5,400,000	$5,385,420
Kilimanjaro Re 2014-2 Class C (T-BILL 3MO + 3.750%), 11/25/2019 (a)(b)(c)(d)(h) (Cost: $2,133,386; Original Acquisition Date: 07/20/2017)	2,114,000	2,118,651
Merna Re 2016-1 Class A (T-BILL 3MO + 2.250%), 04/08/2019 (a)(b)(c)(d)(h) (Cost: $2,119,000; Original Acquisition Date: 03/24/2016)	2,119,000	2,117,199
Merna Re 2018-1 Class A (T-BILL 3MO + 2.000%), 04/08/2021 (a)(b)(c)(d)(h) (Cost: $4,007,000; Original Acquisition Date: 03/26/2018)	4,007,000	4,010,606
Ursa Re 2016-1 Class A (T-Bill 3MO + 4.000%), 12/10/2019 (a)(b)(c)(d)(h) (Cost: $12,176,051; Original Acquisition Date: 11/21/2016)	12,152,000	12,140,456
Ursa Re 2017-1 Class B (T-Bill 3MO + 3.500%), 05/27/2020 (a)(b)(c)(d)(h) (Cost: $8,732,103; Original Acquisition Date: 05/10/2017)	8,723,000	8,737,829
Ursa Re 2017-1 Class E (T-Bill 3MO+ 6.000%), 05/27/2020 (a)(b)(c)(d)(h) (Cost: $4,163,000; Original Acquisition Date: 05/10/2017)	4,163,000	4,191,725
Ursa Re 2018-1 Class D (T-BILL 3MO + 5.100%), 09/24/2021 (a)(b)(c)(d) (Cost: $12,708,000; Original Acquisition Date: 09/07/2018)	12,708,000	12,720,708

		51,422,594

Multiperil - 3.6%
Armor Re II 2018-1 Class A (T-BILL 3MO + 3.500%), 06/08/2020 (a)(b)(c)(d) (Cost: $2,136,000; Original Acquisition Date: 04/10/2018)	2,136,000	2,129,592
Blue Halo Re 2016-2 Class C (T-BILL 3MO + 8.250%), 07/26/2019 (a)(b)(c)(d) (Cost: $19,308,347; Original Acquisition Date: 03/30/2017)	19,064,000	19,434,795

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 3.6% (continued)
Bowline 2018-1 Class A (T-BILL 3MO + 4.500%), 05/23/2022 (a)(b)(c)(d) (Cost: $6,294,000; Original Acquisition Date: 05/10/2018)	$6,294,000	$6,288,335
Buffalo Re 2017-1 Class A (6 Month LIBOR USD + 3.480%), 04/07/2020 (a)(b)(c)(d) (Cost: $2,637,677; Original Acquisition Date: 03/07/2017)	2,636,000	2,636,000
Buffalo Re 2017-1 Class B (6 Month LIBOR USD + 7.160%), 04/07/2020 (a)(b)(c)(d) (Cost: $3,000,000; Original Acquisition Date: 03/07/2017)	3,000,000	2,996,550
Caelus 2018-1 Class A (T-BILL 3MO + 3.500%), 06/07/2021 (a)(b)(c)(d) (Cost: $2,681,000; Original Acquisition Date: 05/04/2018)	2,681,000	2,693,064
Caelus 2018-1 Class B (T-BILL 3MO + 4.500%), 06/07/2021 (a)(b)(c)(d) (Cost: $1,743,791; Original Acquisition Date: 05/04/2018)	1,745,000	1,748,577
Caelus 2018-1 Class C (T-BILL 3MO + 7.500%), 06/07/2021 (a)(b)(c)(d) (Cost: $3,218,000; Original Acquisition Date: 05/04/2018)	3,218,000	3,242,135
Caelus 2018-1 Class D (T-BILL 3MO + 10.500%), 06/07/2021 (a)(b)(c)(d) (Cost: $536,000; Original Acquisition Date: 05/04/2018)	536,000	544,040
Caelus Re IV 2016-1 Class A (T-BILL 3MO + 5.530%), 03/06/2020 (a)(b)(c)(d) (Cost: $20,614,700; Original Acquisition Date: 02/23/2016)	20,605,000	21,049,038
Caelus Re V 2017-1 Class B (T-BILL 3MO + 0.500%), 06/05/2020 (a)(b)(c)(d) (Cost: $4,953,000; Original Acquisition Date: 04/27/2017)	4,953,000	866,775
Caelus Re V 2017-1 Class C (T-BILL 3MO + 0.500%), 06/05/2020 (a)(b)(c)(d) (Cost: $3,170,000; Original Acquisition Date: 04/27/2017)	3,170,000	—
Caelus Re V 2017-1 Class D (T-BILL 3MO + 0.500%), 06/05/2020 (a)(b)(c)(d) (Cost: $3,170,000; Original Acquisition Date: 04/27/2017)	3,170,000	—

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 3.6% (continued)
East Lane Re VI 2015-1 Class A (T-BILL 3MO + 3.390%), 03/13/2020 (a)(b)(c)(d)(h) (Cost: $13,213,000; Original Acquisition Date: 03/02/2015)	$13,213,000	$13,412,516
Espada Reinsurance 2016-1 Class 20 (T-Bill 3MO + 5.700%), 06/06/2020 (a)(b)(c)(d) (Cost: $3,215,000; Original Acquisition Date: 02/12/2016)	3,215,000	2,572,000
Fortius Re 2017-1 (6 Month LIBOR USD + 3.620%), 07/07/2021 (a)(b)(c)(d) (Cost: $740,000; Original Acquisition Date: 07/14/2017)	740,000	739,260
Kilimanjaro Re 2018-1 Class A-1 (3 Month LIBOR USD + 12.500%), 05/05/2023 (a)(b)(c)(d) (Cost: $1,203,000; Original Acquisition Date: 04/18/2018)	1,203,000	1,218,098
Kilimanjaro Re 2018-1 Class B-1 (3 Month LIBOR USD + 4.650%), 05/06/2022 (a)(b)(c)(d) (Cost: $4,945,000; Original Acquisition Date: 04/18/2018)	4,945,000	4,922,500
Kilimanjaro Re 2018-2 Class A-2 (3 Month LIBOR USD + 12.500%), 05/05/2023 (a)(b)(c)(d) (Cost: $1,203,000; Original Acquisition Date: 04/18/2018)	1,203,000	1,215,692
Kilimanjaro Re 2018-2 Class B-2 (3 Month LIBOR USD + 4.650%), 05/05/2023 (a)(b)(c)(d) (Cost: $4,945,000; Original Acquisition Date: 04/18/2018)	4,945,000	4,900,248
Long Point Re III 2018-1 Class A (T-BILL 3MO + 2.750%), 06/01/2022 (a)(b)(c)(d) (Cost: $2,667,017; Original Acquisition Date: 10/04/2018)	2,654,000	2,673,241
Northshore Re II 2017-1 Class A (T-BILL 3MO + 7.210%), 07/06/2020 (a)(b)(c)(d) (Cost: $10,901,000; Original Acquisition Date: 06/26/2017)	10,901,000	11,007,285
PennUnion Re 2015-1 (T-BILL 3MO + 4.500%), 12/07/2018 (a)(b)(c)(d)(h) (Cost: $8,771,940; Original Acquisition Date: 10/05/2015)	8,771,000	8,787,226
Residential Re 2013-II Class 1 (T-BILL 3MO + 0.500%), 12/06/2018 (a)(b)(c)(d)(e) (Cost: $994,250; Original Acquisition Date: 03/30/2017)	994,250	149,137

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 3.6% (continued)
Residential Re 2014-I Class 10 (T-BILL 3MO + 0.500%), 12/06/2018 (a)(b)(c)(d) (Cost: $10,338,000; Original Acquisition Date: 05/22/2014)	$10,338,000	$103,381
Residential Re 2015-I Class 10 (T-BILL 3MO + 10.970%), 06/06/2019 (a)(b)(c)(d) (Cost: $8,197,000; Original Acquisition Date: 05/21/2015)	8,197,000	872,981
Residential Re 2015-I Class 11 (T-BILL 3MO + 5.960%), 06/06/2019 (a)(b)(c)(d) (Cost: $8,915,000; Original Acquisition Date: 05/21/2015)	8,915,000	7,472,107
Residential Re 2016-I Class 10 (T-BILL 3MO + 11.520%), 06/06/2023 (a)(b)(c)(d) (Cost: $4,609,000; Original Acquisition Date: 04/28/2016)	4,609,000	221,232
Residential Re 2016-I Class 11 (T-BILL 3MO + 4.750%), 06/06/2023 (a)(b)(c)(d) (Cost: $5,926,000; Original Acquisition Date: 04/28/2016)	5,926,000	4,983,173
Residential Re 2016-II Class 3 (T-BILL 3MO + 5.200%), 12/06/2023 (a)(b)(c)(d) (Cost: $1,500,000; Original Acquisition Date: 11/03/2016)	1,500,000	1,511,850
Residential Re 2016-II Class 4 (T-BILL 3MO + 3.820%), 12/06/2023 (a)(b)(c)(d) (Cost: $1,250,000; Original Acquisition Date: 11/03/2016)	1,250,000	1,264,813
Residential Re 2017-I Class 11 (T-BILL 3MO + 4.770%), 06/06/2024 (a)(b)(c)(d) (Cost: $6,731,000; Original Acquisition Date: 04/19/2017)	6,731,000	5,729,427
Residential Re 2018-I Class 13 (T-BILL 3MO + 3.250%), 06/06/2022 (a)(b)(c)(d) (Cost: $7,103,000; Original Acquisition Date: 04/30/2018)	7,103,000	7,137,094
Sanders Re 2014-1 Class D (T-BILL 3MO + 3.800%), 05/25/2021 (a)(b)(c)(d)(h) (Cost: $21,295,000; Original Acquisition Date: 05/07/2014)	21,295,000	21,335,461
Sanders Re 2017-2 Class A (6 Month LIBOR USD + 3.110%), 06/05/2020 (a)(b)(c)(d) (Cost: $12,608,000; Original Acquisition Date: 05/24/2017)	12,608,000	12,711,386

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 3.6% (continued)
Sanders Re 2018-1 Class A (T-BILL 3MO + 5.500%), 04/07/2022 (a)(b)(c)(d) (Cost: $6,629,000; Original Acquisition Date: 03/23/2018)	$6,629,000	$6,756,940
Skyline Re 2017-1 Class 2 (T-BILL 3MO + 12.000%), 06/06/2020 (a)(b)(c)(d)(e) (Cost: $8,000,000; Original Acquisition Date: 02/02/2017)	8,000,000	8,020,000
Spectrum Capital Ltd. 2017-1 A (6 Month LIBOR USD + 5.750%), 06/08/2021 (a)(b)(c)(d) (Cost: $2,343,000; Original Acquisition Date: 06/13/2017)	2,343,000	2,375,685
Spectrum Capital Ltd. 2017-1 B (6 Month LIBOR USD + 3.500%), 06/08/2021 (a)(b)(c)(d) (Cost: $12,097,000; Original Acquisition Date: 06/13/2017)	12,097,000	12,263,334
Torrey Pines Re 2017-1 Class B (6 Month LIBOR USD + 3.800%), 06/09/2020 (a)(b)(c)(d) (Cost: $4,789,763; Original Acquisition Date: 04/27/2017)	4,782,000	4,797,781
Torrey Pines Re 2017-1 Class C (6 Month LIBOR USD + 6.550%), 06/09/2020 (a)(b)(c)(d) (Cost: $1,783,000; Original Acquisition Date: 04/27/2017)	1,783,000	1,806,981

		214,589,730

Windstorm - 0.9%
Alamo Re 2018-1 Class A (T-BILL 3MO + 3.250%), 06/07/2024 (a)(b)(c)(d) (Cost: $2,002,998; Original Acquisition Date: 07/03/2018)	2,004,000	1,999,190
Alamo Re 2015-1 Class B (T-BILL 3MO + 4.390%), 06/07/2019 (a)(b)(c)(d)(h) (Cost: $1,059,285; Original Acquisition Date: 05/06/2015)	1,059,000	1,072,608
Alamo Re 2017-1 Class A (T-BILL 3MO + 4.850%), 06/08/2020 (a)(b)(c)(d)(h) (Cost: $16,264,497; Original Acquisition Date: 05/23/2017)	16,242,000	16,419,850
Bonanza Re 2016-1 Class A (6 Month LIBOR USD + 3.980%), 12/31/2019 (a)(b)(c)(d)(h) (Cost: $1,522,000; Original Acquisition Date: 11/28/2016)	1,522,000	1,514,618
Bonanza Re 2016-1 Class B (6 Month LIBOR USD + 5.230%), 12/31/2019 (a)(b)(c)(d) (Cost: $2,054,000; Original Acquisition Date: 11/28/2016)	2,054,000	2,048,146

	PRINCIPAL AMOUNT	FAIR VALUE
Windstorm - 0.9% (continued)
Citrus Re 2015-1 Class B (T-BILL 3MO + 0.500%), 04/09/2020 (a)(b)(c)(d)(e) (Cost: $575,000; Original Acquisition Date: 04/01/2015)	$575,000	$283,245
Citrus Re 2015-1 Class C (T-BILL 3MO + 0.500%), 04/09/2020 (a)(b)(c)(d)(e) (Cost: $5,319,000; Original Acquisition Date: 04/01/2015)	5,319,000	13,298
Citrus Re 2016-1 Class D-50 (T-BILL 3MO + 7.850%), 02/25/2019 (a)(b)(c)(d)(h) (Cost: $10,257,000; Original Acquisition Date: 02/19/2016)	10,257,000	6,769,620
Citrus Re 2016-1 Class E-50 (T-BILL 3MO + 10.000%), 02/25/2019 (a)(b)(c)(d) (Cost: $8,548,000; Original Acquisition Date: 02/19/2016)	8,548,000	1
Citrus Re 2017-1 Class A (6 Month LIBOR USD + 5.230%), 03/18/2020 (a)(b)(c)(d) (Cost: $4,500,000; Original Acquisition Date: 03/06/2017)	4,500,000	2,216,250
Everglades Re II 2018-1 A (T-BILL 3MO + 4.750%), 05/04/2021 (a)(b)(c)(d) (Cost: $8,030,000; Original Acquisition Date: 05/09/2018)	8,030,000	8,095,043
Everglades Re II 2017-1 Class A (T-BILL 3MO + 4.920%), 05/08/2020 (a)(b)(c)(d) (Cost: $9,085,685; Original Acquisition Date: 04/27/2017)	9,084,000	9,212,084
Manatee Re 2016-1 Class A (T-BILL 3MO + 5.890%), 03/13/2019 (a)(b)(c)(d) (Cost: $1,444,000; Original Acquisition Date: 03/02/2016)	1,444,000	1,464,794
Manatee Re 2016-1 Class C (T-BILL 3MO + 0.500%), 03/13/2019 (a)(b)(c)(d)(e) (Cost: $2,165,000; Original Acquisition Date: 03/02/2016)	2,165,000	—
Manatee Re II 2018-1 Class A (T-BILL 3MO + 4.250%), 06/07/2021 (a)(b)(c)(d) (Cost: $2,504,000; Original Acquisition Date: 03/22/2018)	2,504,000	2,508,006
Manatee Re II 2018-1 Class B (T-BILL 3MO + 7.750%), 06/07/2021 (a)(b)(c)(d) (Cost: $1,450,000; Original Acquisition Date: 03/22/2018)	1,450,000	1,473,273

		55,090,026

		321,102,350

TOTAL EVENT LINKED BONDS (Cost $649,927,059)		587,699,954

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
PARTICIPATION NOTES - 7.5%
Global - 7.5%
Multiperil - 7.5%
Eden Re II 2017-1 Class A 03/22/2021 (a)(c)(d)(e)(f)(j) (Cost: $2,170,680; Original Acquisition Date: 02/14/2017)	$2,651,480	$984,811
Eden Re II 2017-1 Class B 03/22/2021 (a)(c)(d)(e)(f)(j) (Cost: $12,843,371; Original Acquisition Date: 12/27/2016)	15,192,914	5,653,851
Eden Re II 2018-1 Class A 03/22/2022 (a)(c)(d)(e)(f)(j) (Cost: $6,200,000; Original Acquisition Date: 12/15/2017)	6,200,000	6,810,662
Eden Re II 2018-1 Class B 03/22/2022 (a)(c)(d)(e)(f)(j) (Cost: $78,750,000; Original Acquisition Date: 12/27/2017)	78,750,000	86,712,694
Limestone Re 2016-1 08/31/2021 (a)(d)(e)(f) (Cost: $16,412,558; Original Acquisition Date: 08/29/2017)	17,000,000	18,451,136
Limestone Re 2018-1 A 03/01/2022 (a)(d)(e)(j) (Cost: $10,583,000; Original Acquisition Date: 06/20/2018)	10,583,000	10,876,149
Sector Re V Series 7 Class A 03/01/2022 (a)(d)(e)(j) (Cost: $876,506; Original Acquisition Date: 04/24/2017)	875,414	876,889
Sector Re V Series 7 Class B 03/01/2022 (a)(d)(e)(j) (Cost: $209,942; Original Acquisition Date: 04/27/2017)	209,942	210,280
Sector Re V Series 7 Class C 12/01/2022 (a)(d)(e)(j) (Cost: $20,000,000; Original Acquisition Date: 12/04/2017)	20,000,000	19,449,527
Sector Re V Series 7 Class F 03/01/2022 (a)(d)(e)(j) (Cost: $4,516,651; Original Acquisition Date: 04/24/2017)	4,516,652	2,084,158
Sector Re V Series 7 Class G 03/01/2022 (a)(d)(e)(j) (Cost: $12,880,134; Original Acquisition Date: 04/27/2017)	12,899,123	5,923,675
Sector Re V Series 8 Class A 03/01/2023 (a)(d)(e)(j) (Cost: $10,108,188; Original Acquisition Date: 04/24/2018)	10,108,188	9,348,126
Sector Re V Series 8 Class B 03/01/2023 (a)(d)(e)(j) (Cost: $8,100,161; Original Acquisition Date: 04/24/2018)	8,100,161	7,491,088

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 7.5% (continued)
Sector Re V Series 8 Class F 03/01/2023 (a)(d)(e)(j) (Cost: $73,841,519; Original Acquisition Date: 04/24/2018)	$73,841,519	$77,519,778
Sector Re V Series 8 Class G 03/01/2023 (a)(d)(e)(j) (Cost: $67,313,610; Original Acquisition Date: 04/24/2018)	67,313,610	70,666,695
Silverton Re 2017-1 09/16/2019 (a)(d)(e)(f)(j) (Cost: $10,029,808; Original Acquisition Date: 12/15/2016)	9,879,808	3,958,132
Versutus 2017 A-5 12/31/2019 (a)(d)(e)(f)(j) (Cost: $1,917,360; Original Acquisition Date: 12/28/2016)	1,917,360	1,165,800
Versutus 2018 A-5 12/31/2020 (a)(d)(e)(f)(j) (Cost: $34,500,000; Original Acquisition Date: 12/15/2017)	34,500,000	36,556,381
Williamsburg (Horseshoe Re) 12/31/2018 (a)(d)(e)(f) (Cost: $74,892,000; Original Acquisition Date: 12/15/2016)	74,834,000	81,221,901

TOTAL PARTICIPATION NOTES (Cost $446,145,487)		445,961,733

	SHARES	FAIR VALUE
PREFERENCE SHARES - 72.0%
Global - 69.2%
Marine/Energy - 0.1%
Kauai (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $33,544,369; Original Acquisition Date: 01/07/2016)	51,394	2,509,355

Multiperil - 69.1%
Altair Re V (a)(d)(e)(f)(j) (Cost: $19,028,677; Original Acquisition Date: 04/24/2017)	19,318	3,970,217
Altiplano (Mt. Logan Re) (a)(d)(e)(j) (Cost: $33,500,000; Original Acquisition Date: 06/01/2018)	33,500	35,442,075
Arenal (Artex Segregated Account Company) (a)(d)(e)(j)(f) (Cost: $139,446,574; Original Acquisition Date: 05/07/2015)	165,450	140,018,607
Axis Ventures Re Cell 0002 (a)(d)(e)(f) (Cost: $0; Original Acquisition Date: 06/10/2016)	1,129,751	49,794
Axis Ventures Re Cell 0005 (a)(d)(e)(f)(j) (Cost: $822,800; Original Acquisition Date: 01/20/2016)	8,228	1,083,419

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Multiperil - 69.1% (continued)
Axis Ventures Re Cell 0006 (a)(d)(e)(f)(j) (Cost: $369,587,316; Original Acquisition Date: 06/28/2016)	3,546,515	$420,757,149
Axis Ventures Re Cell 0007 (a)(d)(e)(f)(j) (Cost: $236,343,300; Original Acquisition Date: 01/25/2017)	2,363,433	230,823,758
Baldwin (Horseshoe Re) (a)(d)(e)(f)(j) (Cost: $75,071,800; Original Acquisition Date: 01/04/2018)	750,718	75,399,695
Biscayne (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $47,714,888; Original Acquisition Date: 04/30/2014)	46,979	55,114,799
Bowery (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $200,075,000; Original Acquisition Date: 09/29/2017)	200,075	194,961,992
Cardinal Re 2015-1 (a)(d)(e)(f) (Cost: $82,493,681; Original Acquisition Date: 07/29/2015)	149	79,615,484
Carlsbad (Artex Segregated Account Company) (a)(d)(e)(j) (Cost: $100; Original Acquisition Date: 04/01/2014)	100	100
Carlsbad 2 (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $19,712,908; Original Acquisition Date: 04/28/2014)	190,319	34,915,667
Cumberland (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $29,918,817; Original Acquisition Date: 04/10/2015)	28,898	20,792,285
Cypress (Horseshoe Re) (a)(d)(e)(f)(j) (Cost: $125,090,500; Original Acquisition Date: 05/31/2017)	125,090,500	121,470,006
Edmund 2 (Mt. Logan Re) (a)(d)(e)(j) (Cost: $128,545,746; Original Acquisition Date: 10/31/2017)	128,546	133,309,574
Emerald Lake (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $266,386,040; Original Acquisition Date: 12/16/2015)	406,245	252,561,069
Florblanca (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $66,565,174; Original Acquisition Date: 12/29/2016)	77,550	54,229,819
Freeport (Horsehoe Re) (a)(d)(e)(f)(j) (Cost: $75,071,800; Original Acquisition Date: 04/04/2018)	750,718	72,951,296
Greenpoint (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $55,742,000; Original Acquisition Date: 06/28/2017)	56,098	50,307,586

	SHARES	FAIR VALUE
Multiperil - 69.1% (continued)
Harambee Re 2017 (a)(d)(e)(f)(j) (Cost: $466,812; Original Acquisition Date: 12/20/2016)	1,007,939	$338,950
Harambee Re 2018 (a)(d)(e)(f)(j) (Cost: $50,000,000; Original Acquisition Date: 12/15/2017)	50,000,000	53,668,850
Hatteras (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $72,075,234; Original Acquisition Date: 12/30/2014)	68,751	73,779,380
Hudson Alexander (Mt. Logan Re) (a)(d)(e)(j) (Cost: $40,000,000; Original Acquisition Date: 01/02/2014)	40,000	40,255,092
Hudson Charles (Mt. Logan Re) (a)(d)(e)(j) (Cost: $33,802,339; Original Acquisition Date: 01/02/2014)	33,802	31,243,235
Hudson Charles 2 (Mt. Logan Re) (a)(d)(e)(j) (Cost: $33,965,500; Original Acquisition Date: 04/02/2014)	33,966	29,809,821
Hudson Charles 3 (Mt. Logan Re) (a)(d)(e)(j) (Cost: $14,650,000; Original Acquisition Date: 06/19/2014)	14,650	12,562,582
Hudson Charles 4 (Mt. Logan Re) (a)(d)(e)(j) (Cost: $19,500,000; Original Acquisition Date: 02/07/2018)	19,500	19,557,192
Hudson Paul (Mt. Logan Re) (a)(d)(e)(j) (Cost: $30,000,000; Original Acquisition Date: 01/02/2014)	30,000	28,945,464
Hudson Paul 3 (Mt. Logan Re) (a)(d)(e)(j) (Cost: $37,500,000; Original Acquisition Date: 04/02/2014)	37,500	34,825,875
Hudson Paul 4 (Mt. Logan Re) (a)(d)(e)(j) (Cost: $2,800,000; Original Acquisition Date: 02/07/2018)	2,800	2,785,200
Huntington (Mt. Logan Re) (a)(d)(e) (Cost: $22,610,000; Original Acquisition Date: 08/23/2016)	22,610	22,932,927
Huntington 2 (Mt. Logan Re) (a)(d)(e) (Cost: $5,000,000; Original Acquisition Date: 04/03/2017)	5,000	5,590,122
Iseo (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $19,373,172; Original Acquisition Date: 09/08/2017)	183,543	38,775,806
Jefferson (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $11,207,000; Original Acquisition Date: 12/28/2017)	11,207	13,364,951

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Multiperil - 69.1% (continued)
Kensington (Horseshoe Re) (a)(d)(e)(f)(j) (Cost: $49,966,800; Original Acquisition Date: 08/16/2018)	499,668	$52,914,440
Latigo (Artex Segregated Account Company) (a)(d)(e)(f) (Cost: $108,301,894; Original Acquisition Date: 01/06/2014)	473	109,521,887
LRe 2017 (Lorenz Re Ltd.) (a)(d)(e)(f)(j) (Cost: $16,481,989; Original Acquisition Date: 04/04/2017)	137,866	11,975,040
LRe 2018 (Lorenz Re Ltd.) (a)(d)(e)(f)(j) (Cost: $48,800,000; Original Acquisition Date: 06/22/2018)	488,000	49,586,702
Mackinac (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $51,148,294; Original Acquisition Date: 02/05/2015)	55,584	61,053,329
Madison (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $72,670,038; Original Acquisition Date: 12/12/2016)	75,262	74,143,234
Malibu (Horseshoe Re) (a)(d)(e)(f)(j) (Cost: $14,718,603; Original Acquisition Date: 11/08/2016)	14,718,603	12,207,683
Mapleton (Horseshoe Re) (a)(d)(e)(f)(j) (Cost: $89,036,500; Original Acquisition Date: 12/29/2017)	890,365	99,550,996
Mohonk (Artex Segregated Account Company) (a)(d)(e)(f) (Cost: $76,592,050; Original Acquisition Date: 12/24/2013)	102	82,231,940
Mojave (Mt. Logan Re) (a)(d)(e)(j) (Cost: $42,293,321; Original Acquisition Date: 12/30/2014)	42,293	35,301,677
Mojave 2 (Mt. Logan Re) (a)(d)(e)(j) (Cost: $28,195,548; Original Acquisition Date: 12/24/2015)	28,196	23,534,451
Mulholland (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $13,241,287; Original Acquisition Date: 12/26/2013)	114	216,486
Pelham (Horseshoe Re) (a)(d)(e)(f)(j) (Cost: $49,476,200; Original Acquisition Date: 01/02/2018)	500,668	46,601,484
Peregrine DRF (a)(d)(e)(f)(j) (Cost: $67,663,534; Original Acquisition Date: 12/27/2016)	7,124,652	60,590,937
Peregrine LCA (a)(d)(e)(f)(j) (Cost: $167,598,389; Original Acquisition Date: 12/27/2016)	16,935,336	176,767,647
Pranamar (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $57,498,097; Original Acquisition Date: 07/07/2016)	63,821	48,754,327
Rainier (Mt. Logan Re) (a)(d)(e)(j) (Cost: $15,000,000; Original Acquisition Date: 01/07/2016)	15,000	16,814,570

	SHARES	FAIR VALUE
Multiperil - 69.1% (continued)
Rainier 2 (Mt. Logan Re) (a)(d)(e)(j) (Cost: $1,000,000; Original Acquisition Date: 02/07/2018)	1,000	$1,225,152
Revelstoke (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $7,706,459; Original Acquisition Date: 01/28/2015)	15,350	12,289,604
Rondout (Artex Segregated Account Company) (a)(d)(e)(f) (Cost: $147,861,789; Original Acquisition Date: 06/19/2014)	134,653	146,390,192
Skytop (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $24,318,913; Original Acquisition Date: 01/09/2014)	210	36,338,185
SR0001 (Horseshoe Re) (a)(d)(e)(f)(j) (Cost: $5,405,351; Original Acquisition Date: 07/10/2015)	1,757	1,642,142
SR0002 (Horseshoe Re) (a)(d)(e)(f)(j) (Cost: $29,675,476; Original Acquisition Date: 12/30/2015)	31,867,756	36,216,430
St. Kevins (Artex Segregated Account Company) (a)(d)(e)(f) (Cost: $38,766,341; Original Acquisition Date: 12/29/2016)	42,944	35,325,666
Sugarloaf (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $9,203,000; Original Acquisition Date: 01/12/2016)	19,288	7,002,116
Sussex (a)(d)(e)(f)(j) (Cost: $50,000,000; Original Acquisition Date: 12/22/2017)	50,000	52,204,783
Sutton (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $34,587,676; Original Acquisition Date: 03/24/2017)	42,693	1,311,999
Tallgrass (Mt. Logan Re) (a)(d)(e)(j) (Cost: $37,500,000; Original Acquisition Date: 12/30/2014)	37,500	38,802,086
Tallgrass 2 (Mt. Logan Re) (a)(d)(e)(j) (Cost: $1,300,000; Original Acquisition Date: 02/07/2018)	1,300	1,378,693
Thopas Re 2018 (a)(d)(e)(f)(j) (Cost: $37,500,000; Original Acquisition Date: 12/08/2017)	375,000	40,135,293
Turing Re 2017-1 (a)(d)(e)(f)(j) (Cost: $40,000,000; Original Acquisition Date: 05/23/2017)	400,000	23,973,947
Twin Lakes (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $47,369,542; Original Acquisition Date: 01/04/2016)	86,107	60,076,893
Viribus Re 2018 (a)(d)(e)(f)(j) (Cost: $10,000,000; Original Acquisition Date: 12/22/2017)	10,000,000	9,911,810
Windsor (Horseshoe Re) (a)(d)(e)(f)(j) (Cost: $123,020,400; Original Acquisition Date: 12/29/2017)	1,230,204	127,837,954

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Multiperil - 69.1% (continued)
Yellowstone (Artex Segregated Account Company) (a)(d)(e)(f) (Cost: $0; Original Acquisition Date: 01/08/2014)	100	$132,856
Yoho (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $176,329,039; Original Acquisition Date: 05/17/2016)	260,742	149,367,657

		4,129,540,125

		4,132,049,480

United States - 2.8%
Agriculture - 0.4%
Hanalei (Artex Segregated Account Company) (a)(d)(e)(f)(j) (Cost: $21,790,000; Original Acquisition Date: 06/22/2015)	45,313	24,336,620

Multiperil - 0.7%
Peregrine PIF (a)(d)(e)(f)(j) (Cost: $47,563,563; Original Acquisition Date: 12/27/2016)	5,485,036	26,889,577
SR0005 (Horseshoe Re) (a)(d)(e)(f)(j) (Cost: $7,158,137; Original Acquisition Date: 04/15/2016)	6,966,774	532,094
Yosemite (Horseshoe Re) (a)(d)(e)(f)(j) (Cost: $16,260,200; Original Acquisition Date: 07/11/2017)	162,602	16,918,506

		44,340,177

Windstorm - 1.7%
Fescue (Mt. Logan Re) (a)(d)(e)(j) (Cost: $50,000,000; Original Acquisition Date: 06/11/2015)	50,000	24,030,500
Fescue 2 (Mt. Logan Re) (a)(d)(e)(j) (Cost: $50,000,000; Original Acquisition Date: 03/30/2016)	50,000	24,422,790
Hermosa (Mt. Logan Re) (a)(d)(e)(j) (Cost: $50,000,000; Original Acquisition Date: 04/29/2016)	50,000	27,103,900
Hermosa 2 (Mt. Logan Re) (a)(d)(e)(j) (Cost: $28,598,631; Original Acquisition Date: 06/25/2018)	29,415	23,947,425
SR0006 (Horseshoe Re) (a)(d)(e)(f)(j) (Cost: $2,520,649; Original Acquisition Date: 08/09/2016)	39,381,541	202,737

		99,707,352

		168,384,149

TOTAL PREFERENCE SHARES (Cost $4,461,729,260)		4,300,433,629

	SHARES	FAIR VALUE
PRIVATE FUND UNITS - 5.0%
Global - 5.0%
Multiperil - 5.0%
Aeolus Property Catastrophe J16 Keystone Fund (a)(c)(d)(e)(f) (Cost: $537,114; Original Acquisition Date: 01/21/2016)	537	$670,580
Aeolus Property Catastrophe J17 Keystone Fund (a)(c)(d)(e)(f)(j) (Cost: $72,180,188; Original Acquisition Date: 12/14/2016)	82,508	63,087,759
Aeolus Property Catastrophe J18 Keystone Fund (a)(c)(d)(e)(f)(j) (Cost: $144,000,000; Original Acquisition Date: 11/17/2017)	143,990	160,395,595
Aeolus Property Catastrophe MY16 Keystone Fund (a)(c)(d)(e)(f) (Cost: $1,914,361; Original Acquisition Date: 06/14/2016)	1,914	2,159,319
Aeolus Property Catastrophe MY17 Keystone Fund (a)(c)(d)(e)(f)(j) (Cost: $26,564,026; Original Acquisition Date: 07/06/2017)	26,564	18,631,505
Aeolus Property Catastrophe MY18 Keystone Fund (a)(c)(d)(e)(f)(j) (Cost: $53,658,039; Original Acquisition Date: 05/09/2018)	53,658	55,281,705

TOTAL PRIVATE FUND UNITS (Cost $298,853,728)		300,226,463

LIMITED LIABILITY PARTNERSHIP - 0.0%
Operating Companies - 0.0%
Point Dume LLP (e)(f)		—

TOTAL LIMITED LIABILITY PARTNERSHIP (Cost $10,027,270)		—

SHORT-TERM INVESTMENTS - 3.1%
Money Market Funds - 3.1%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 2.06% (k)	37,040,886	37,040,886
First American Government Obligations Fund - Class Z - 2.08% (k)	37,094,842	37,094,842
First American Treasury Obligations Fund - Class Z - 2.11% (k)	37,094,843	37,094,843
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 2.05% (k)	37,094,843	37,094,843

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Schedule of Investments	as of October 31, 2018

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Money Market Funds - 3.1% (continued)
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 2.09% (k)	37,094,843	$37,094,843

TOTAL SHORT-TERM INVESTMENTS (Cost $185,420,257)		185,420,257

TOTAL INVESTMENTS (Cost $6,052,103,061) - 97.4%		5,819,742,036

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.6%		156,000,429

TOTAL NET ASSETS - 100.0%		$5,975,742,465

Principal amounts stated in U.S. dollars unless otherwise stated.

Country shown is geographic area of peril risk.

Percentages are stated as a percent of net assets.

(a)	Foreign issued security. Total foreign securities by country of domicile are $5,634,321,779. Foreign exposure is as follows: Bermuda: 91.9%, Cayman Islands: 1.3%, Ireland: 1.0%, Supranational: 0.1%.
(b)

Variable rate security. Reference rates as of October 31, 2018 are as follows: 3 Month LIBOR 2.56%, 6 Month LIBOR 2.80%, T-BILL 3 Month 2.26% and 3 Month EURIBOR -0.32%. Actual reference rates may vary based on the reset date of the security.

(c)

Although security is restricted as to resale, the Fund’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2018 was $964,228,951, which represented 16.1% of net assets.

(d)	Security is restricted as to resale.
(e)	Value determined using significant unobservable inputs.
(f)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $4,252,214,442, which represents 71.2% of net assets.
(g)	Zero-coupon bond. The rate shown is the yield to maturity and is based upon original cost which may differ from current cost due to returns of capital received.
(h)	All or a portion of the security is pledged as collateral for excess mortality swap.
(i)	Rounds to zero.
(j)	Non-income producing security.
(k)	Rate shown is the 7-day effective yield.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS SOLD	NOTIONAL VALUE	VALUE/ UNREALIZED APPRECIATION
FUTURES CONTRACTS SOLD
Euro Fx, December 2018 Settlement	198	$28,104,863	$779,156
Swiss Franc, December 2018 Settlement	80	9,958,000	396,310

TOTAL FUTURES CONTRACTS SOLD		$38,062,863	$1,175,466

Excess Mortality Swaps

COUNTERPARTY	REFERENCE ENTITY	BUY/SELL PROTECTION	FINANCING RATE	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	MAXIMUM POTENTIAL FUTURE PAYMENT	UPFRONT PREMIUM PAID	UNREALIZED APPRECIATION
EXCESS MORTALITY SWAP CONTRACTS
Hannover Re (a)(b)	Custom Mortality Index	Sell	1.00%	Jan 15 2021	Quarterly	$100,000,000	$100,000,000	$—	$47,222

TOTAL EXCESS MORTALITY SWAP CONTRACTS									$47,222

(a)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. Value determined using significant unobservable inputs.
(b)	The mortality index value is based on the weighted mortality rates for males and females in the United States, United Kingdom, and Australia.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Statement of Assets and Liabilities	October 31, 2018

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
ASSETS:
Investments, at fair value(1)	$5,819,742,036
Interest receivable	6,133,469
Receivable for fund shares sold	3,022,188
Unrealized appreciation on swap contracts	47,222
Collateral held for LLP	156,808,019
Collateral held and variation margin at broker for futures	1,767,331
Other assets	276,597
Total assets	5,987,796,862
LIABILITIES:
Payable to Adviser	10,145,942
Payable for Chief Compliance Officer compensation	460
Payable to Trustees	71,714
Accrued service fees	253,649
Accrued distribution and servicing fees	253,649
Payable to Custodian	66,283
Other accrued expenses	1,262,700
Total liabilities	12,054,397
Total net assets	$5,975,742,465

NET ASSETS CONSIST OF:
Capital stock	$6,408,697,772
Total distributable earnings	(432,955,307)
Total net assets	$5,975,742,465

Net Assets	$5,975,742,465
Shares outstanding	651,206,915
Net asset value, offering and redemption price per share	$9.18

(1) Cost of Investments	6,052,103,061

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Statement of Operations	For the Year Ended October 31, 2018

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
INVESTMENT INCOME:
Dividend income	$60,958,020
Interest income	63,173,481
Total investment income	124,131,501
EXPENSES:
Advisory fees (See Note 4)	115,613,601
Service fees	3,777,055
Fund accounting and administration fees	3,218,979
Distribution and service fees	2,003,626
Legal fees	1,335,030
Interest expense	1,319,537
Federal and state registration fees	688,321
Transfer agency fees and expenses	550,738
Trustees fees and expenses	291,557
Audit and tax related fees	279,954
Custody fees	277,259
Chief Compliance Officer compensation	45,460
Other expenses	1,672,127
Total expenses	131,073,244
Net investment loss	(6,941,743)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(59,872,065)
Foreign currency translation	660,662
Futures contracts	2,419,544
Swap contracts	1,013,889
Net change in unrealized appreciation (depreciation) on:
Investments	86,459,699
Foreign currency translation	(399,836)
Futures contracts	(370,378)
Net realized and unrealized gain	29,911,514
Net increase in net assets resulting from operations	$22,969,771

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Statement of Changes in Net Assets

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017
OPERATIONS:
Net investment income (loss)	$(6,941,743)	$173,226,223
Net realized gain (loss) on:
Investments	(59,872,065)	17,340,112
Foreign currency translation	660,662	195,194
Futures contracts	2,419,544	(1,324,275)
Swap contracts	1,013,889	1,013,889
Written options	—	950,000
Net change in unrealized appreciation (depreciation) on:
Investments	86,459,699	(646,847,182)
Foreign currency translation	(399,836)	4,565,046
Futures contracts	(370,378)	786,154
Written options	—	(804,192)
Net increase (decrease) in net assets resulting from operations	22,969,771	(450,899,031)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(4,563,668)	(195,862,322)*
Total distributions	(4,563,668)	(195,862,322)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,952,441,437	2,547,215,566
Proceeds from shares issued to holders in reinvestment of dividends	3,877,132	163,218,425
Cost of shares redeemed	(1,016,518,230)	(541,711,926)
Net increase in net assets from capital share transactions	939,800,339	2,168,722,065
Total increase in net assets	958,206,442	1,521,960,712

NET ASSETS:
Beginning of year	5,017,536,023	3,495,575,311
End of year	$5,975,742,465	$5,017,536,023 **

*	Includes net investment income distributions of $195,862,322 for year ended October 31, 2017.
**	Includes accumulated net investment losses of $135,199,331 for year ended October 31, 2017.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Statement of Cash Flows	For the Year Ended October 31, 2018

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$22,969,771
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized gain:	(26,123,649)
Amortization and accretion of premium & discount	2,754,227
Changes in assets and liabilities:
Foreign currencies	7,126,604
Payable to Adviser	1,737,261
Accrued distribution and servicing fees	253,649
Other assets	130,076
Payable to Custodian	14,290
Payable to Trustees	(88)
Payable for Chief Compliance Officer compensation	(4,416)
Accrued service fees	(166,785)
Other accrued expenses	(204,661)
Interest receivable	(800,167)
Collateral held at broker for futures	(977,531)
Collateral held at broker for LLP	(151,222,288)
Payable for investment securities purchased	(326,676,000)
Purchases of investments	(2,262,784,842)
Proceeds from sale of investments	1,474,719,431
Net purchases and sales of short-term investments	324,873,377
Net cash used in operating activities	(934,381,741)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	1,951,586,507
Payment on shares redeemed	(1,016,518,230)
Cash distributions to shareholders	(686,536)
Loan withdrawals	967,000,000
Loan paydowns	(967,000,000)
Net cash provided by financing activities	934,381,741
Net increase in cash	—
Cash, beginning of year	—
Cash, end of year	$—

SUPPLEMENTAL DISCLOSURES OF CASH FLOW AND NON-CASH INFORMATION:
Reinvested distributions	$3,877,132
Cash paid for interest on loans outstanding	$1,319,537

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Consolidated Financial Highlights

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	PERIOD ENDED OCTOBER 31, 2014(1)
Per Share Data:
Net asset value, beginning of period	$9.18	$10.71	$10.77	$10.84	$10.00
Income (loss) from investment operations
Net investment income (loss)(2)	(0.01)	0.39	0.24	0.34	(0.13)
Net realized and unrealized gains (losses)	0.02	(1.30)	0.55	0.51	0.97

Total from investment operations	0.01	(0.91)	0.79	0.85	0.84

Less distributions to shareholders
Dividends from net realized gains	(0.01)	—	—	—	—
Dividends from net investment income	—	(0.62)	(0.85)	(0.92)	—

Total distributions	(0.01)	(0.62)	(0.85)	(0.92)	—

Net asset value, end of period	$9.18	$9.18	$10.71	$10.77	$10.84

Total return(3)	0.10%	(9.00)%	7.83%	8.33%	8.40	%(4)
Supplemental Data and Ratios:
Net assets, end of period (000s)	$5,975,742	$5,017,536	$3,495,575	$2,341,184	$1,002,338
Ratio of expenses to average net assets	2.27%	2.26%	2.26%	2.29%	2.43	%(5)
Ratio of net investment income (loss) to average net assets	(0.12)%	3.87%	2.34%	3.29%	(1.42	)%(5)
Portfolio turnover rate	15.45%	28.91%	28.57%	14.04%	0.56	%(4)

(1)	The Fund commenced operations on December 9, 2013.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(4)	Not annualized.
(5)	Annualized.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

1. Organization

Stone Ridge Trust II (the “Trust”) was organized as a Delaware statutory trust on July 17, 2013, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a continuously-offered diversified closed-end management investment company issuing shares. As of October 31, 2018, the Trust consisted of one series: the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). The Fund commenced operations on December 9, 2013. The Fund offers one class of shares to investors with no front-end or back-end sales charges, a 0.05% fee paid pursuant to the Distribution and Servicing Plan (as discussed below), a 0.05% fee paid pursuant to the Services Agreement (as discussed below), and no redemption fee. The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”) subject to approval of the Board of Trustees (the “Board”). In all cases, such repurchase offers will be for at least 5% and not more than 25%, and are expected to be for a maximum of 5% of the Fund’s outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. If the repurchase offer is oversubscribed, the Fund may, in its sole discretion, repurchase an additional number of shares not to exceed 2% of the shares outstanding on the repurchase request deadline. The Fund’s shares are not listed, and the Fund does not currently intend to list its shares for trading on any national securities exchange. The shares are therefore illiquid. Even though the Fund makes quarterly repurchase offers to repurchase a portion of the shares to provide liquidity to shareholders, shareholders should consider the shares to be illiquid. There is not expected to be any secondary trading market in the shares.

The Fund’s investment objective is to achieve long-term capital appreciation. The Fund pursues its investment objective primarily by investing in reinsurance-related securities, including event-linked bonds, preference shares, participation notes or private fund units issued in connection with quota shares (“Quota Share Notes”), preference shares, participation notes or private fund units issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), preference shares, participation notes or private fund units issued in connection with industry loss warranties (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”).

The consolidated financial statements include the accounts of Stone Ridge Reinsurance Risk Premium Interval Sub Fund Ltd and Point Dume Holdings Ltd (each a “Subsidiary”), each a wholly-owned and controlled subsidiary of the Fund. All intercompany accounts and transactions have been eliminated in consolidation. Each Subsidiary acts as an investment vehicle in order to invest in derivative or insurance-related instruments consistent with the Fund’s investment objectives and policies. As of October 31, 2018, the Subsidiaries’ net assets were $158,336,809, which represented 2.6% of the Fund’s net assets.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services — Investment Companies.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has early adopted this standard effective October 31, 2018, and the changes are incorporated into the financial statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

(a) Investment Valuation and Fair Value Measurement The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee comprised of employees of Stone Ridge Asset Management LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

With respect to pricing of insurance-linked securities (including participation notes, preference shares and private fund units) for which at least one independent market-maker or two independent brokers regularly provide firm bids, the Adviser Valuation Committee will engage an independent data delivery vendor to obtain and average firm bids from at least two independent brokers or to obtain at least one firm bid from an independent market maker to generate a price for each security and the independent data delivery vendor will provide this pricing data to the Administrator. If an independent data delivery vendor is not available or prices cannot be obtained from such a vendor, then the Adviser Valuation Committee shall obtain the bids from the independent broker(s) or market maker(s) and use them to generate a price for each security, consistent with the foregoing. If the security cannot be valued as described above, but at least one independent broker will provide a firm bid or at least one independent broker or one independent market maker will provide an indicative price, then the Adviser Valuation Committee will use the indicative price or firm bid (or the average thereof, if multiple such prices) as the price of the security; provided that the Adviser Valuation Committee determines the indicative price or firm bid represents the fair value of the security. For certain securities, an administrator or third-party manager may regularly provide net asset values that may be used to determine the price at which an investor can subscribe for or redeem an investment in that security, subject to any relevant restrictions on the timing of such subscriptions or redemptions. The Adviser Valuation Committee will generally rely upon such valuations, with any necessary adjustment to reflect relevant corporate actions (e.g., dividends paid but not yet reflected in the reported net asset value).

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in open-end management companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the NAV per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities (other than insurance-linked securities that are valued pursuant to the valuation methods described above) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Fund’s investments in publicly-traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the New York Stock Exchange (“NYSE”).

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives, including over-the-counter (“OTC”) options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, and if the valuation of the applicable instrument is not covered by the valuation methods described above or if the valuation methods are described above, but such methods are deemed unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate. For purposes of determining the fair value of securities, the Adviser Valuation Committee may generally consider, without limitation: (i) indications or quotes from brokers, insurance companies, reinsurance companies or other third-party sources; (ii) valuations provided by a third-party pricing agent; (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund

A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase shares or sell shares in connection with a periodic repurchase offer. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Fund adheres to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Level 2 Inputs: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

Transfers between levels are recognized at the end of the reporting period. There were transfers between level 2 and 3 during the reporting period. The transfers from level 2 to level 3 occurred because securities valued using an indicative bid had previously been valued at cost. The transfers from Level 3 to Level 2 occurred because securities previously fair valued by the Adviser Valuation Committee were later valued with broker quotes. The following table summarizes the inputs used to value the Funds’ investments as of October 31, 2018:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Event-Linked Bonds
Global	$—	$218,057,153	$33,887,786	$251,944,939
Japan	—	14,652,665	—	14,652,665
United States	—	312,636,670	8,465,680	321,102,350
Total Event-Linked Bonds	—	545,346,488	42,353,466	587,699,954
Participation Notes(1)	—	—	445,961,733	445,961,733
Preference Shares
Global	—	—	4,132,049,480	4,132,049,480
United States	—	—	168,384,149	168,384,149
Total Preference Shares	—	—	4,300,433,629	4,300,433,629
Private Fund Units(1)	—	—	300,226,463	300,226,463
Limited Liability Partnership(1)	—	—	—	—
Money Market Funds	185,420,257	—	—	185,420,257

Total Assets	$185,420,257	$545,346,488	$5,088,975,291	$5,819,742,036
Other Financial Instruments*
Unrealized appreciation on futures contracts	$1,175,466	$—	$—	$1,175,466
Unrealized appreciation on swap contracts	—	—	47,222	47,222

Total	$1,175,466	$—	$47,222	$1,222,688

*	Other financial instruments are derivatives, such as futures and swap contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.
(1)	For further security characteristics, see the Fund’s Consolidated Schedule of Investments.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended October 31, 2018:

	EVENT-LINKED BONDS	PARTICIPATION NOTES	PREFERENCE SHARES	PRIVATE FUND UNITS	LIMITED LIABILITY PARTNERSHIP	SWAP CONTRACTS
Beginning Balance—November 1, 2017	$119,014,076	$405,060,652	$3,134,437,713	$209,992,690	$53,136	$47,222
Acquisitions	26,863,564	309,780,541	1,609,196,342	197,658,039	10,027,270	—
Dispositions	(16,847,396)	(195,272,165)	(151,577,141)	(81,159,900)	—	—
Realized gains (losses)	(4,149,048)	1,722,575	(24,113,231)	(33,274,343)	—	—
Return of capital	(82,912,551)	(78,726,757)	(447,525,090)	(14,593,992)	—	—
Change in unrealized appreciation/ (depreciation)	7,295,487	3,396,887	46,705,462	21,603,969	(10,080,406)	—
Transfers in/(out) of Level 3	(6,910,666)	—	133,309,574	—	—	—
Ending Balance—October 31, 2018	$42,353,466	$445,961,733	$4,300,433,629	$300,226,463	$—	$47,222

As of October 31, 2018, the change in unrealized appreciation (depreciation) on positions still held in the Fund was $1,398,021 for Event-Linked Bonds, $20,916,536 for Participation Notes, $71,529,211 for Preference Shares, $21,603,970 for Private Fund Units, $(10,080,406) for Limited Liability Partnerships, and $0 for Swap Contracts.

Unobservable inputs included original transaction price, losses from severe weather events, other natural and non-natural catastrophes and insurance and reinsurance premiums. Significant decreases in premiums or increases in losses related to severe weather or other natural and non-natural catastrophes in isolation would result in a significantly lower fair value measurement. Participation notes, preference shares, and private fund units are monitored daily for significant events that could affect the value of the instruments.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of October 31, 2018:

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 10/31/2018	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE
Event-Linked Bonds	Financial Services	$23,859,485	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.0MM-$8.4MM $0.4MM-$8.9MM	$ $	1.2MM 1.7MM

Participation Notes	Financial Services	$241,515,368	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.1MM-$19.7MM $1.0MM-$29.9MM	$ $	3.1MM 10.3MM

Preference Shares	Financial Services	$3,686,613,126	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.0MM-$128.0MM $0.0MM-$209.3MM	$ $	25.5MM 48.4MM

Private Fund Units	Financial Services	$300,226,463	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.0MM-$54.2MM $9.1MM-$33.6MM	$ $	18.9MM 26.5MM

The Level 3 securities listed above were fair valued by the Adviser Valuation Committee. Other Level 3 securities not listed above were fair valued by the Adviser Valuation Committee or priced using an indicative bid and have a value equal to $18,493,981 for Event-Linked Bonds, $204,446,365 for Participation Notes, $613,820,503 for Preference Shares, $0 for Private Fund Units, $0 for Limited Liability Partnership and $47,222 for Swap Contracts.

Derivative Transactions — The Fund engaged in derivatives for hedging and speculative purposes during the year ended October 31, 2018. The use of derivatives included futures and swap contracts.

Futures Contracts — The Fund purchases and sells futures contracts and has held futures contracts during the year ended October 31, 2018. The Fund uses futures contracts to hedge interest rate and foreign exchange rate exposure. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. Variation margin is settled daily. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically-settled futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the segregated assets is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The average notional amount of futures contracts during the year ended October 31, 2018, was $0 for long contracts and $45,847,822 for short contracts.

Options — The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. The Fund may write put and call options to earn premium income, but the Fund did not write call or put options during the year ended October 31, 2018. With options, there is minimal counterparty credit risk to the Fund since options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. OTC options are customized agreements between the parties. With OTC options, there is no clearinghouse guarantee against default, thus OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract.

As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (the exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

Options on indices (including weather indices) are similar to options on securities, except that upon exercise index options require cash payments and do not involve the actual purchase or sale of securities.

Excess Mortality Swaps – The Fund entered into excess mortality swaps in order to gain exposure to reinsurance-related risks tied to population mortality experience. In an excess mortality swap, the protection buyer pays periodic premiums in exchange for a potential payment from the seller of protection if the specified mortality index exceeds a set value during an agreed upon period. During the year ended, October 31, 2018 the average notional amount of excess mortality swaps was $100,000,000 for contracts in which the Fund sold protection and is collateralized by event-linked bonds.

The table below reflects the values of derivative assets as reflected in the Consolidated Statement of Assets and Liabilities.

	ASSET DERIVATIVES
	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Futures
Foreign Exchange Contracts	Net assets—Unrealized appreciation*	$1,175,466

Swaps
Excess mortality contracts	Unrealized appreciation on swap contracts**	47,222

Total		$1,222,688

*	Reflects cumulative unrealized appreciation of futures contracts as reported in the Consolidated Schedule of Investments.
**	Reflects cumulative unrealized appreciation of swap contracts as reported in the Consolidated Schedule of Investments.

The tables below reflect the effect of derivative instruments on the Consolidated Statement of Operations for the year ended October 31, 2018.

AMOUNT OF REALIZED GAIN ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	SWAP CONTRACTS	TOTAL
Foreign exchange contracts	$2,375,613	$—	$2,375,613
Interest rate contracts	43,931	—	43,931
Excess mortality contracts	—	1,013,889	1,013,889

	$2,419,544	$1,013,889	$3,433,433

CHANGE IN UNREALIZED DEPRECIATION ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	SWAP CONTRACTS	TOTAL
Foreign exchange contracts	$(356,584)	$—	$(356,584)
Interest rate contracts	(13,794)	—	(13,794)
Excess mortality contracts	—	—	—

	$(370,378)	$—	$(370,378)

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

(b) Use of Estimates The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(c) Offsetting on the Consolidated Statement of Assets and Liabilities Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Consolidated Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and Derivative Association (“ISDA”) agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

As of October 31, 2018, the Fund is not subject to any Master Netting Arrangements.

(d) Indemnifications In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(e) Federal Income Taxes The Fund qualifies and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Event-Linked Bonds Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to a bond’s maturity, the Fund may lose all or a portion of its principal and forgo additional interest. In this regard, event-linked bonds typically have a special condition that states that if the sponsor suffers a loss from a particular pre-defined catastrophe or other event that results in physical and/or economic loss, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the Fund holds a bond that covers a sponsor’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such sponsor, then the Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis for the specified duration of the bond, as long as the trigger event(s) does not occur. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond, as long as the trigger event(s) does not occur. The Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments. The Fund may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events. Trigger events may include hurricanes, earthquakes and weather-related phenomena, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity.

(g) Quota Share Notes Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

percentage. For example, under a 20% quota-share agreement, a special purpose vehicle (“SPV”) would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims up to the total amount invested.

(h) Excess of Loss Notes Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. For example, under such an arrangement, an insurer may have a book of business with $6 billion of total risk in respect of large, catastrophic losses. The insurer can purchase per-occurrence excess-of-loss reinsurance protection from an SPV for 40% of single-event losses the insurer suffers between $4 billion and $5 billion by paying the SPV a fixed premium. In this example, if the insurer suffered a loss of $5 billion due to one event, it would cover the first $4 billion itself (the amount it retained) and file a reinsurance claim with the SPV to pay 40% of the further $1 billion in losses (i.e., $400 million) and pay the remaining $600 million itself. If the insurer had losses of $6 billion, it would cover the first $4 billion itself, look to the SPV to pay 40% of $1 billion (again paying the $600 million itself) and would further retain the obligation to pay the additional $1 billion that exceeds the reinsurance coverage. The “trigger” for this type of reinsurance contract would be losses in excess of the specified amount.

(i) ILW Notes ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit U.S. Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single U.S. hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as wind speed or earthquake magnitude and location. The Fund, as holder of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event.

(j) Distributions to Shareholders The Fund intends to distribute to its shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(k) Foreign Securities and Currency Transactions The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, the Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. insurers are subject. Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments will consist partially of event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes that provide the Fund with contractual rights under the terms of the bond issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

applicable contractual obligations outside the United States. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in foreign securities. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

(l) Other Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(m) Restricted Securities The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made since the Fund intends to be taxed as a Regulated Investment Company and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

For the year ended October 31, 2018, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID IN CAPITAL
Reinsurance Risk Premium Interval Fund	$13,116,446	$(15,660,730)	$2,544,284

These differences primarily relate to realized foreign currency gains/(losses), investments in foreign investment companies, tax treatment of swap contracts, and timing in recognition of investment interest income.

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$6,481,845,722
Unrealized appreciation	262,937,628
Unrealized depreciation	(748,018,320)
Net unrealized appreciation (depreciation)	(485,080,692)
Undistributed ordinary income	119,035,396
Undistributed long-term capital gains/(capital loss carryover)	(71,613,026)
Distributable earnings	47,422,370
Other accumulated earnings	4,703,015
Total accumulated loss	$(432,955,307)

The difference between book-basis and tax basis unrealized appreciation (depreciation) is attributable primarily to mark-to-market adjustments on PFICs, investment in Subsidiary and difference in amortization of interest income between book and tax.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$—	$4,563,668	$—	$4,563,668

The tax character of distributions paid during the year ended October 31, 2017 was as follows:
	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$195,862,322	$—	$—	$195,862,322

At October 31, 2018 the Fund had tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
Reinsurance Risk Premium Interval Fund	$(5,378,780)	$(66,234,246)	$(71,613,026)

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2018 or for any other tax years which are open for exam. As of October 31, 2018, open tax years include the periods ended October 31, 2016, 2017 and 2018. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year, the Fund did not incur any interest or penalties.

4. Agreements

(a) Investment Management Agreement The Adviser is the investment adviser of the Fund and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund.

As compensation for its services, the Adviser is paid by the Fund a fee, computed daily and paid monthly in arrears at the annual rate of 2.00% of the Fund’s average daily net assets.

(b) Custodian, Administrator, and Transfer Agent The custodian to the Fund is U.S. Bank, N.A. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A.

(c) Distributor ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.

5. Services Agreement

Servicing fees and distribution fees may be paid pursuant to a Distribution and Servicing Plan dated as of March 1, 2018 at the maximum annual rate of 0.05% and servicing fees may be paid pursuant to an amended and restated Services Agreement between the Fund and the Adviser dated as of March 1, 2018, under which the Fund has appointed the Adviser as “servicing agent” to compensate financial intermediaries at an annual rate of 0.05%, in each case, calculated as a percentage of the Fund’s average daily net assets. (Under the prior Services Agreement, the servicing fees were paid at an annual rate of 0.10% of the Fund’s average daily net assets.) These fees are paid out of the Fund’s assets on an ongoing basis and may be administered or facilitated by the Distributor. Some intermediaries may receive payments pursuant to both the Distribution and Servicing Plan and the Services Agreement. The Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the servicing fees and/or any distribution fees after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears. The Distributor does not retain any portion of any servicing fees or distribution fees. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the Services Agreement or the Distribution and Servicing Plan, the Fund will bear such expenses.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Consolidated Financial Statements	October 31, 2018

6. Related Parties

Certain officers of the Trust are also employees of the Adviser. The Officers, with the exception of a portion of the Chief Compliance Officer’s salary, are not compensated by the Trust.

7. Investment Transactions

For the year ended October 31, 2018, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $2,262,784,842 and $876,056,689, respectively. The Fund did not have any purchases or sales of long-term U.S. government securities during the year ended October 31, 2018.

8. Capital Share Transactions

	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017
Shares sold	216,441,265	255,680,754
Shares issued to holders in reinvestment of dividends	428,412	16,112,381
Shares redeemed	(112,172,761)	(51,755,906)
Net increase in shares	104,696,916	220,037,229
Shares outstanding:
Beginning of year	546,509,999	326,472,770
End of year	651,206,915	546,509,999

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

REPURCHASE REQUEST DEADLINE	REPURCHASE OFFER AMOUNT (SHARES)	SHARES TENDERED
November 10, 2017	27,378,884	26,370,178
February 9, 2018	32,385,562	29,223,933
May 11, 2018(1)	33,436,293	34,703,903
August 10, 2018	33,097,620	21,771,067

(1)

In connection with the Repurchase Request Deadline on May 11, 2018, the Fund repurchased an additional 0.19% of the shares outstanding on the Repurchase Request Deadline in order to accommodate shareholder repurchase requests.

9. Line of Credit

As of October 31, 2018, the Fund had an uncommitted line of credit (the “Line”) with U.S. Bank N.A. The Line is for liquidity in connection with shareholder redemptions and portfolio timing differences. Borrowings under the Line must be secured by Fund assets and the Line has a maximum withdrawal capacity of the lesser of 10% of the net market value of the sum of the collateral pledged to U.S. Bank N.A at the time of any new borrowing, with the ability to extend up to 15% for any period after the new borrowing or $350,000,000 (the “Maximum Line”). The Line has a one-year term which runs through August 9, 2019 and is reviewed annually by the Board of Trustees. During the year ended October 31, 2018, the Fund’s maximum borrowing was $336,000,000 and average borrowing was $37,124,521. This borrowing resulted in interest expenses of $1,319,537 at a weighted average interest rate of 3.56%. These amounts are included in Interest Expense on the Fund’s Consolidated Statement of Operations. As of October 31, 2018, the Fund did not have an outstanding loan balance.

10. Subsequent Events Evaluation

In preparing these consolidated financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the consolidated financial statements were available to be issued. The Fund performance continued to be negatively impacted by deterioration in estimates for ultimate losses particularly related to Hurricane Michael and Typhoon Jebi.

Stone Ridge Funds	Annual Report	October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Stone Ridge Reinsurance Risk Premium Interval Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”) (the sole series constituting Stone Ridge Trust II (the “Trust”)), including the consolidated schedule of investments, as of October 31, 2018, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended and the period from December 9, 2013 (commencement of operations) through October 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (the sole series constituting Stone Ridge Trust II) at October 31, 2018, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the four years in the period then ended and the period from December 9, 2013 (commencement of operations) through October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Stone Ridge investment companies since 2013.

Minneapolis, Minnesota

December 28, 2018

Stone Ridge Funds	Annual Report	October 31, 2018

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$1,012.10	$11.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.86	$11.42

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2018

Additional Information (Unaudited)

1. Board Approval of the Continuation of the Investment Management Agreement

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust II (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considers matters bearing on the investment management agreement (the “Agreement”) between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). On an annual basis, the Board, including the Independent Trustees, holds an in-person meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of the Agreement.

At an in-person meeting held on October 30, 2018, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of the Agreement between the Adviser and the Trust on behalf of the Fund. Prior to the meeting, the Independent Trustees received a memorandum from independent counsel describing their responsibilities in connection with the approval of the Agreement. In evaluating the Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Agreement.

The Board’s consideration of the Agreement included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of shareholders of the Fund. In determining whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including the management of the Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique and complex nature of the Fund’s investment program in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, technology, proprietary software and personnel needed to implement the Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. The Board also considered other services provided by the Adviser, including monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Fund. Additionally, the Board considered the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to the Fund under the Agreement and analyzed the Adviser’s ongoing ability to service the Fund through such personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Agreement.

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance together with the performance of the Fund’s corresponding indexes for the 1 month, 3 month, 6 month, 1 year and 3 year periods ended August 31, 2018 as well as for the period ended August 31, 2018 since the Fund’s inception. The Board also considered the performance information for any comparable registered investment funds managed by the Adviser, as well as performance information for other interval funds listed on EDGAR with greater than $125 million in assets, regardless of their strategies, as determined by the Adviser in consultation with the Fund’s third-party administrator (the “peer group”). The Adviser, in consultation with the Fund’s third-party administrator, supplemented this peer group with funds from Morningstar’s U.S. open-end multi-alternative funds category with greater than $1 billion in assets. The Board considered the performance information for select interval funds that the Adviser believes are the most comparable registered investment funds to the Fund. The Board also considered the Adviser’s explanation that it does not manage any other accounts with strategies similar to that of the Fund and that there are very few funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as an interval fund, thus making it difficult to identify appropriate peer groups for the Fund. The Board, including the Independent Trustees, concluded that the Fund’s performance and/or other relevant factors supported the renewal of the Agreement.

Stone Ridge Funds	Annual Report	October 31, 2018

Additional Information (Unaudited)

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with the Fund, the Board analyzed the fees paid under the Agreement and the expense ratio for the Fund, and also compared this data against the corresponding information for the funds in the peer group. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser derives from the Agreement. The Board also noted that the Adviser may receive reputational benefits from its relationship with the Fund. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the management fee arrangements applicable to the Fund pursuant to the Agreement were fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationship with the Fund supported the continuation of the Agreement.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Fund grows and whether the Fund’s fee levels reflect such economies of scale, such as through breakpoints in the investment management fee or through expense waiver and/or limitation agreements. The Board noted the Adviser’s view that, given the unique nature of the Fund’s reinsurance investment program, the Adviser does not yet benefit from economies of scale in managing the Fund’s assets and may not in the future. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Fund supported the continuation of the Agreement.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of the Agreement was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that the Agreement should be continued for a one-year period.

2. Disclosure Regarding Fund Trustees and Officers

Independent Trustees(1)
NAME (YEAR OF BIRTH)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2013	Self-employed (personal investing) since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (private equity firm) until 2011	15	None.

Daniel Charney (1970)	Trustee	since 2013	Managing Director and Co-President, Cowen and Company, Cowen, Inc. (financial services firm) since 2012	15	None.

Interested Trustee
NAME (YEAR OF BIRTH)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(5) (1969)	Trustee, Chairman	since 2013	Founder, Chief Executive Officer and President of Stone Ridge since 2012	15	None.

(1)	Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act.
(2)	Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022
(3)	Each Trustee serves until resignation or removal from the Board.
(4)	The Fund Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.
(5)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Stone Ridge Funds	Annual Report	October 31, 2018

Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.855.609.3680

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2013	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since February 2018	Supervising Fund Controller at the Adviser, since 2015; prior to that Controller at Owl Creek Asset Management L.P. (investment advisory firm).

Alexander Nyren (1980)	Assistant Secretary	since January 2018	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

Richard Taylor (1980)	Assistant Treasurer	since 2015	Head of Operations of the Adviser, since 2013; prior to that Budget Analyst at Integrated Rehabilitation and Recovery Care Service (construction firm) and Head of Operations at Ruby Capital Partners LLP (investment advisory firm).

David Thomas (1980)	Assistant Treasurer	since July 2018	Member of Operations team at the Adviser, since 2015; prior to that member of Operations team at KCG Holdings, Inc. (financial services firm).

Anthony Magliacca (1984)	Assistant Treasurer	since July 2018	Member of Operations team at the Adviser, since 2016; prior to that member of Operations team at Two Sigma Investments LP (investment management firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each Officer is indefinite.

3. Shareholder Notification of Federal Tax Status

For fiscal year ended October 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2018 was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

Stone Ridge Funds	Annual Report	October 31, 2018

Additional Information (Unaudited)

The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fiscal period ended October 31, 2018 was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

The percentage of taxable ordinary income distributions designated as interest related dividends under Internal Revenue Code Section 871(k)(1)(C) for the fiscal period ended October 31, 2018 was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be made available with respect to calendar year 2018. Such notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with shareholders year-end tax reporting and will be made available in February 2019. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

4. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request on the SEC’s website, www.sec.gov and is available by calling 1.855.609.3680. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Stone Ridge Funds	Annual Report	October 31, 2018

Investment Adviser

Stone Ridge Asset Management, LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

220 South 6th Street

Minneapolis, MN 55402

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.

1290 Broadway #1100

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Stone Ridge Funds P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.stoneridgefunds.com	YQANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not included as “audit services.” “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” refer to the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$198,944	$173,583
Audit-Related Fees	$0	$0
Tax Fees	$37,519	$26,500
All Other Fees	$0	$0

To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis. The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were

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approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant. The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	$37,519	$26,500
Registrant’s Investment Adviser	$182,600	$432,989

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Governing Standards

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The Registered Funds have delegated to the Adviser the responsibility for voting Fund securities. Private Funds may delegate such responsibility to the Adviser. As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. The Adviser has adopted these written proxy voting policies and procedures (the “Proxy Policy”) as required under Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy, which has been designed to ensure that the Adviser votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and the Adviser and its affiliated persons1 when voting proxies.

For the avoidance of doubt, the Proxy Policy applies to shareholder votes and consents that the Adviser has authority to exercise on behalf of a Fund, including votes and consents for private entities that do not involve proxies. All references to votes by proxy in this Proxy Policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies.

II. Delegation by the Funds

The Board, on behalf of the Registered Funds, has determined to delegate proxy voting decisions to the Adviser and has adopted the Proxy Policy to govern the voting of the Funds’ proxies.

III. Policy

The Proxy Policy applies to those client accounts that contain voting securities and for which the Adviser has been delegated the authority to vote client proxies. When voting proxies for client accounts, the Adviser’s primary objective is to make voting decisions solely in the best interest of all clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or “Proxy Voting Service”), to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to the Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to an applicable set of guidelines, the ISS’ Proxy Voting Summary Guidelines (“ISS Guidelines”). The ISS Guidelines are intended to provide a general overview by highlighting the key policies that ISS applies to companies listed in the applicable geographic region. However, ISS’ analysis is on a case-by-case basis, taking

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A firm’s affiliated persons are defined in this Proxy Policy to include: (1) all officers, partners, directors (or any person performing similar functions); (2) all persons directly or indirectly controlling, controlled by or under common control with the adviser; and (3) all current employees.

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into consideration sector, industry and business performance factors. These guidelines have been approved by the Adviser and, although the Adviser intends to vote consistently with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, the Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, as in the case of votes involving private issuers, the Adviser may determine to vote on the proposals directly and will do so in a manner consistent with the principles set forth in this Proxy Policy.

The Adviser may determine not to vote a proxy if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual’s account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) the Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither the Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that the Adviser is aware of a material vote on behalf of a client with respect to securities on loan by the custodian, the Adviser will call back the loan to vote the proxy if the Adviser determines that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan, and if time permits.

The Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than Adviser personnel or the Proxy Voting Service.

IV. Conflicts of Interest Procedures

For voting of securities, the Adviser believes that application of the ISS Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the ISS Guidelines are predetermined. As a general practice, the Adviser will vote in accordance with the voting recommendation provided by ISS. In the event that the Adviser wishes to vote against the independent voting recommendation, the Adviser requires CCO approval prior to a vote being cast.

Upon the identification or notice received by the CCO that there is a potential conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the potential conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the ISS Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material potential conflict of interest, the CCO has final decision-making authority regarding the Adviser’s course of action for the proxy. The CCO will seek to cause the proxy to be voted in a manner consistent with the client’s best interests.

V. Review

The Adviser will supervise and, no less frequently than annually, review its proxy voting activities and the implementation of the Proxy Policy.

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VI. Registered Fund Filings

Each Registered Fund is generally required to describe in its registration statement the policies and procedures that the Registered Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that it uses when a vote presents a conflict. The Registered Funds are also required to include in the registration statement any policies and procedures of the Registered Fund’s investment adviser, or any other third party, that the Registered Fund uses, or that are used on the Registered Fund’s behalf, to determine how to vote proxies relating to portfolio securities. For this reason, this Proxy Policy is typically included as an exhibit to the Registered Funds’ statements of additional information.

In addition, each Registered Fund is required to disclose annually the Registered Fund’s complete proxy voting record on Form N-PX, which provides information relating to how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period. The Adviser is responsible for ensuring that it maintains or causes to be maintained appropriate documentation for these purposes. The Adviser may work with a Registered Fund’s administrator to prepare and submit this filing to the SEC.

VII. Recordkeeping

The Adviser must maintain (or must ensure that ISS maintains) the documentation to support its proxy voting decisions and votes cast on behalf of the Funds for a period of not less than six years, the first two years at its principal place of business.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 8, 2019

Alexander Nyren, Benjamin Robbins, and Ross Stevens are the Portfolio Managers of the Fund. Each of the Portfolio Managers other than Mr. Robbins has been a Portfolio Manager since the Fund’s inception in 2013. Mr. Robbins has been a Portfolio Manager since May 2015. Each of the Portfolio Managers also is a Portfolio Manager of other registered investment companies, including mutual funds.

Alexander Nyren. Alexander Nyren, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Robbins and Mr. Stevens. Prior to joining Stone Ridge in 2013, Mr. Nyren was in the insurance practice of Oliver Wyman since 2010, where he was a Principal. Mr. Nyren received an MPhil in Economics from the University of Cambridge and a BA with highest honors in Applied Mathematics from Harvard University.

Benjamin Robbins. Benjamin Robbins, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren and Mr. Stevens. Prior to joining Stone Ridge in 2014, Mr. Robbins was a Director at Deutsche Bank, where he worked from 2006 to 2014 and managed a trading book of insurance-linked securities. Mr. Robbins holds a BA, magna cum laude, in Physics from Harvard University and is a CFA charterholder.

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Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren and Mr. Robbins. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Information is provided as of October 31, 2018

The table below identifies the number of accounts for which Mr. Nyren, Mr. Robbins, and Mr. Stevens have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets
Alexander Nyren	3	$6,921	0	$0	0	$0
Benjamin Robbins	3	$6,921	0	$0	0	$0
Ross Stevens	15	$17,062	1	$315	0	$0

(1) Includes the Fund.

The table below identifies the number of accounts for which Mr. Nyren, Mr. Robbins, and Mr. Stevens and have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee

Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Alexander Nyren	0	$0	0	$0	0	$0
Benjamin Robbins	0	$0	0	$0	0	$0
Ross Stevens	0	$0	0	$0	0	$0

Potential Conflicts of Interest

Each of the Portfolio Managers may also be responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

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From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund or may take positions that are opposite in direction from those taken by the Fund.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. A potential conflict of interest may arise as a result of the Adviser’s management of a number of accounts with similar or different investment strategies. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. The Adviser attempts to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser has adopted policies and procedures that are intended to provide the Adviser with flexibility to allocate investments in a manner that is consistent with its fiduciary duty. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities. The Adviser will not necessarily purchase or sell the same securities at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser may manage different accounts with similar or identical

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investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser could have a detrimental effect on the price or amount of the securities available to the Fund from time to time.

As a result of regulations governing the ability of certain clients of the Adviser to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are different from those taken by one or more client accounts. Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities at the same time or at the same prices.

Selection of Service Providers. Stone Ridge may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide Stone Ridge with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, Stone Ridge has received and may receive loans or other services from service providers to clients. Although such services are negotiated at arms length, they may pose potential conflicts of interest to Stone Ridge in selecting such service providers.

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Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates. Capital that the Fund invests in issuers of reinsurance-related securities may be invested by that issuer in strategies managed by the Adviser, and the Adviser may earn a management fee in connection with managing those strategies. To the extent that the Adviser knows that the issuer has the ability to invest capital from the Fund in strategies managed by the Adviser, this creates an incentive for the Adviser to invest the Fund’s assets in such securities.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including, but not limited to, activities with third-party service providers and lenders, the Adviser and its related parties may engage in activities where the interests of the Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee and/or a Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), a Portfolio Manager might be motivated to help certain accounts over others. In addition, a Portfolio Manager might be motivated to favor accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence a Portfolio Manager to lend preferential treatment to those accounts that could most significantly benefit a Portfolio Manager.

Investments in the Fund by the Adviser. The Adviser or its affiliates may purchase shares from time to time, and may hold a material position in the Fund. The Adviser or its affiliates may face conflicting interests in determining whether, when and in what amount to tender shares for repurchase in connection with periodic repurchase offers by the Fund. If the Adviser or its affiliate tenders a significant amount of shares in connection with a periodic repurchase offer, this could cause the repurchase offer to be oversubscribed and shareholders participating in the repurchase offer (including the Adviser or its affiliate) would only be able to have a portion of their shares repurchased. In such a case, the Adviser or its affiliate would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors. Other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund — Repurchase Offers Risk” in the Prospectus.

Investments by Adviser or Related Entities. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

(a)(3)

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Information is provided as of October 31, 2018

As of October 31, 2018, Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

(a)(4)

As of October 31, 2018, the Portfolio Managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Alexander Nyren	$100,001-500,000
Benjamin Robbins	$50,001-100,000
Ross Stevens(1)	Over $1,000,000

(1) Beneficial ownership through the Adviser’s or its affiliates’ direct Fund investments.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stone Ridge Trust II

By (Signature and Title)* /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 1/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 1/8/19

By (Signature and Title)* /s/ Anthony Zuco
Anthony Zuco, Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer

Date 1/8/19

* Print the name and title of each signing officer under his or her signature.

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